                                                1933 Act File No. 33-3677
                                                1940 Act File No. 811-4603
==========================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                 FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             X
             Pre-Effective Amendment No. ____                            X
             Post-Effective Amendment No. __19__                         X
                                  and/or
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     X
                            Amendment No. __21__                         X

                             LB SERIES FUND, INC.
            (Exact Name of Registrant as Specified in Charter)

625 Fourth Avenue South, Minneapolis, Minnesota                 55415
       (Address of Principal Executive Offices)               (Zip Code)

Registrant's Telephone Number, Including Area Code:        (612) 340-7215

                       Otis F. Hilbert, Secretary
                           LB Series Fund, Inc.
                        625 Fourth Avenue South
                     Minneapolis, Minnesota  55415
                 (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
_____ immediately upon filing pursuant to paragraph (b) of Rule 485
__x__ on January 30, 1998 (date) pursuant to paragraph (b) of Rule 485
_____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
_____ on (date) pursuant to paragraph (a)(1) of Rule 485
_____ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
_____ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
     _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

============================================================================

Registrant has filed with the Securities and Exchange Commission a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940, and:

__X__ filed the Notice required by that Rule on February 25, 1997; or
_____ intends to file the Notice required by that Rule on or about (date);
      or
_____ during the most recent fiscal year did not sell any securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, and, pursuant to Rule 24f-2(b)(2), need not file the Notice.


COVER2.doc

                            LB SERIES FUND, INC.

                             Cross Reference Sheet
                            Pursuant to Rule 485(a)
                        Under the Securities Act of 1933

                                   Part A
                                   ------



Item Number and Caption                   Location

1.   Cover Page                           Cover Page

2.   Synopsis                             Summary

3.   Condensed Financial Information      Summary

4.   General Description of Registrant    Summary; Investment Objectives and
                                          Policies of the Portfolios

5.   Management of the Fund               Management of the Fund

5A.  Management's Discussion of Fund      Management's Discussion of
     Performance                          Portfolio Performance; Annual
                                          Report to Shareholders.

6.   Capital Stock and Other Securities   Other Information Concerning the
                                          Fund -- Incorporation and
                                          Authorized Stock; Dividends,
                                          Distributions and Taxes

7.   Purchase of Securities Being         Purchase and Redemption of Shares;
     Offered                              Determination of Net Asset Value

8.   Redemption or Repurchase             Purchase and Redemption of Shares

9.   Legal Proceedings                    Not Applicable



                                    PART B

10.  Cover Page                           Cover Page

11.  Table of Contents                    Table of Contents

12.  General Information and History      The Fund

13.  Investment Objectives and Policies   Investment Objectives and Policies

14.  Management of the Fund               Management of the Fund --
                                          Directors and Officers of the Fund

15.  Control Persons and Principal        Control Persons and Principal
     Holders of Securities                Holders of Securities

16.  Investment Advisory and Other        Investment Advisory and Other
     Services                             Services

17.  Brokerage Allocation                 Portfolio Brokerage and Related
                                          Practices

18.  Capital Stock and Other Securities   Capital Stock

19.  Purchase, Redemption and Pricing     Control Persons and Principal
     of Securities Being Offered          Holders of Securities; Capital
                                          Stock; Determination of Net Asset
                                          Value

20.  Tax Status                           Tax Status

21.  Underwriters                         Not Applicable

22.  Calculations of Performance Data     Calculation of Performance

23.  Financial Statements                 To be filed by subsequent
                                          amendment.



PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.


Crossrf1.doc

                                 PROSPECTUS

                              LB SERIES FUND, INC.
           625 Fourth Avenue South * Minneapolis, Minnesota 55415
                        (800) 423-7056 * (612) 340-7210

     LB Series Fund, Inc. (the "Fund") is a diversified, open-end management investment company (commonly known as a "mutual fund") that is intended to provide a range of investment alternatives through its seven separate Portfolios, each of which is in effect a separate fund. A separate class of capital stock will be issued for each Portfolio.

     Shares of the Fund are currently sold only to separate accounts (the "Accounts") of Lutheran Brotherhood and Lutheran Brotherhood Variable Insurance Products Company ("LBVIP") to fund benefits under variable life insurance and variable annuity contracts issued by Lutheran Brotherhood and LBVIP (the "Contracts"). The Accounts invest in shares of the Fund through subaccounts that correspond to the Portfolios. The Accounts will redeem shares of the Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.

     The investment objectives of the Portfolios are:

     Growth Portfolio. To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

     Opportunity Growth Portfolio. To achieve long term growth of capital by investing primarily in a professionally managed diversified portfolio of smaller capitalization common stocks.

     Mid Cap Growth Portfolio. To achieve long term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations.

     World Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of established, non-U.S. companies.

     High Yield Portfolio. To achieve a higher level of income through investment in a diversified portfolio of high yield securities ("junk bonds") which involve greater risks than higher quality investments. See the description of such risks in the section of this Prospectus entitled, "High Yield Portfolio". The Portfolio will also consider growth of capital as a secondary objective.

     Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities.

     Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

     Investments in the Money Market Portfolio are neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     There can be no assurance that the objectives of any Portfolio will be realized.

     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. This Prospectus should be read and kept for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated January 30, 1998 has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to LB Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415. The Statement of Additional Information relating to the Fund having the same date as this Prospectus is incorporated by reference into this Prospectus. The Statement of Additional Information is not a Prospectus.

     The Securities and Exchange Commission maintains a Web site
(http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -------------------------------------------
                  The date of this Prospectus is January 30, 1998.

                                TABLE OF CONTENTS

                                                                        Page

SUMMARY
     The Fund
     Financial Highlights
     Management's Discussion of Portfolio Performance
     The Accounts and the Contracts
     Investment Objectives
     Investment Adviser
     Purchase and Redemption of Shares
     Transfer Agent and Dividend Disbursing Agent
     Certain Factors to Consider
INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS
     Money Market Portfolio
     Income Portfolio
     High Yield Portfolio
     Growth Portfolio
     Opportunity Growth Portfolio
     Mid Cap Growth Portfolio
     World Growth Portfolio
     Put and Call Options
     Financial Futures and Options on Futures
     Hybrid Investments
     Risks of Transactions in Options and Futures
     Investment Restrictions Applicable to the
     Portfolios
PURCHASE AND REDEMPTION OF SHARES
DETERMINATION OF NET ASSET VALUE
DIVIDENDS, DISTRIBUTIONS AND TAXES
MANAGEMENT OF THE FUND
     Directors of the Fund
     Investment Adviser
OTHER INFORMATION CONCERNING THE FUND
     Incorporation and Authorized Stock
     Voting Rights
     Calculation of Performance
     Comparative Performance
     Portfolio Reports
     Transfer Agent and Dividend Disbursing Agent
     Shareholder Inquiries
DESCRIPTION OF DEBT RATINGS
ADDITIONAL INFORMATION

     No person is authorized to give any information or to make any representations other than those contained in this Prospectus or the accompanying prospectus relating to the Contracts and, if given or made, such information or representations must not be relied upon as having been authorized. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the registered securities to which it relates. This Prospectus does not constitute an offer or solicitation in any circumstances in which such offer or solicitation would be unlawful.


SUMMARY

The Fund

     LB Series Fund, Inc. (the "Fund"), a diversified open-end management investment company, is a Minnesota corporation organized on February 24, 1986. Prior to January 31, 1994, the Fund was known as LBVIP Series Fund, Inc. The Fund is made up of seven separate Portfolios: the Money Market Portfolio, the Income Portfolio, the High Yield Portfolio, the Growth Portfolio, the Opportunity Growth Portfolio, the Mid Cap Growth Portfolio, and the World Growth Portfolio. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock will be issued with respect to each Portfolio.


Financial Highlights


     The tables below for each of the Portfolios of LB Series Fund, Inc., to the extent and for the periods indicated in its report, (except for the six month period ended June 30, 1997), have been examined by Price Waterhouse LLP, independent accountants, whose reports are included in the Annual Reports to Shareholders for the year ended December 31, 1996. The tables should be read in conjunction with the financial statements and notes thereto that appear in such reports, which are incorporated by reference into the Statement of Additional Information.

<CAPTION
                                                                   Growth Portfolio
----------------------------------------------------------------------------------------------------------------------------
                           Six Months
                             Ended                          Year Ended December 31,
                            6/30/97     ---------------------------------------------------------------------------------------
                          (unaudited)  1996     1995     1994     1993     1992     1991     1990      1989     1988    1987(a)
                           ---------   ----     ----     ----     ----     ----     ----     ----      ----     ----    ----
Net asset value,
   beginning of period       $19.32   $18.27   $13.51   $14.76   $13.89   $14.85   $10.72   $11.70    $9.43    $8.92   $10.28
                             ------   ------   ------   ------   ------   ------   ------   ------    -----    -----   ------
Income From
   Investment Operations--
Net investment income          0.11     0.24     0.24     0.20     0.29     0.23     0.27     0.28     0.22     0.22     0.13
Net realized and
   unrealized gain (loss)
   on investments.(f)          2.92     3.43     4.76    (0.87)    1.08     0.85     4.13    (0.51)    2.27     0.51    (1.16)
                              -----    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Total from investment
   operations                  3.03     3.67     5.00    (0.67)    1.37     1.08     4.40    (0.23)    2.49     0.73    (1.03)
                              -----    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Less Distributions --
Dividends from net
   investment income          (0.11)   (0.24)   (0.24)   (0.20)   (0.29)   (0.23)   (0.27)   (0.28)   (0.22)   (0.22)   (0.19)
Distributions from net
   realized gain
   on investments             (2.63)   (2.38)      --    (0.38)   (0.21)   (1.81)      --    (0.47)      --       --    (0.14)
                              -----    -----    -----    -----    -----     ----     ----    -----     ----     ----    -----
    Total distributions       (2.74)   (2.62)    0.24    (0.58)   (0.50)   (2.04)   (0.27)   (0.75)   (0.22)   (0.22)   (0.33)
                              -----    -----    -----    -----    -----    -----    -----    -----    -----    ----- -  -----
Net asset value,
   end of period             $19.61   $19.32   $18.27    $13.51  $14.76   $13.89   $14.85   $10.72   $11.70    $9.43    $8.92
                             ======   ======   ======    ======  ======   ======   ======   ======   ======    =====    =====
Total investment return
   at net asset value (c)     17.20%   22.44%   37.25%   -4.66%   10.10%   8.13%    41.35%   -1.97%   26.57%    8.31%  -10.36%
Net assets, end of period
   (millions)              $2,080.6  $1,658.6 $1,173.1   $721.8   $534.5   $231.0    $96.2    $35.2    $17.5     $4.3     $1.6
Ratio of expenses to
   average net assets         0.40%(d)  0.40%    0.40%    0.40%    0.40%    0.40%    0.40%    0.40%    0.40%    0.40%   0.40%(d)
Ratio of net investment
   income to average
   net assets                 1.21%(d)  1.41%    1.53%    1.52%    2.17%    1.90%    2.24%    2.79%    2.37%    2.64%   1.59%(d)
Portfolio turnover rate        113%      223%     184%     135%     243%     230%     247%     195%     167%     116%    141%
Average Commission Rate (e) $0.0601  $0.0629      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A     N/A

                                                                High Yield Portfolio
----------------------------------------------------------------------------------------------------------------------------
                           Six Months
                             Ended                          Year Ended December 31,
                            6/30/97     ---------------------------------------------------------------------------------------
                          (unaudited)  1996     1995     1994     1993     1992     1991     1990      1989     1988    1987(a)
                           ---------   ----     ----     ----     ----     ----     ----     ----      ----     ----    ----
Net asset value,
   beginning of period       $10.06   $ 9.94   $ 9.18   $10.76    $9.62    $9.07    $7.62    $9.00    $9.94    $9.93    $9.64
                             ------   ------   ------   ------    -----    -----    -----    -----    -----    -----    -----
Income From
   Investment Operations--
Net investment income          0.50     0.98     0.96     0.97     0.96     1.02     1.08     1.08     1.25     1.21     0.19
Net realized and
   unrealized gain (loss)
   on investments.(f)          0.10     0.12     0.76    (1.40)    1.16     0.71     1.45    (1.37)   (0.94)    0.05     0.29
                              -----    -----    -----    -----     ----     ----     ----    -----    -----     ----     -----
Total from investment
   operations                  0.60     1.10     1.72    (0.43)    2.12     1.73     2.53    (0.29)    0.31     1.26     0.48
                              -----    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Less Distributions --
Dividends from net
   investment income          (0.50)   (0.98)   (0.96)   (0.97)   (0.96)   (1.02)   (1.08)   (1.08)   (1.25)   (1.21)   (0.19)
Distributions from net
   realized gain
   on investments                --       --       --    (0.18)   (0.02)   (0.16)      --    (0.01)      --    (0.04)      --
                              -----    -----    -----    -----    -----    -----     ----    -----     ----    -----    -----
    Total distributions       (0.50)   (0.98)   (0.96)   (1.15)   (0.98)   (1.18)   (1.08)   (1.09)   (1.25)   (1.25)   (0.19)
                              -----    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Net asset value,
   end of period             $10.16   $10.06    $9.94    $9.18   $10.76    $9.62    $9.07    $7.62    $9.00    $9.94    $9.93
                              =====   ======    =====    =====   ======    =====    =====    =====    =====    =====    =====
Total investment return
   at net asset value (c)      6.19%   11.55%   19.62%   -4.38%   22.91%   20.08%   35.32%   -3.72%    3.13%   13.33%    4.96%
Net assets, end of period
   (millions)              $1,178.4 $1,026.7   $792.5   $595.6   $444.5   $154.3    $56.7    $25.9    $20.1     $6.3     $2.6
Ratio of expenses to
   average net assets        0.40%(d)  0.40%    0.40%    0.40%    0.40%    0.40%    0.40%    0.40%    0.40%    0.40%    0.40%(d)
Ratio of net investment
   income to average
   net assets               10.06%(d)  9.83%    9.94%    9.75%    9.29%   10.69%   12.62%   13.04%   12.96%   12.12%   11.53%(d)
Portfolio turnover rate        62%      107%      67%      44%      68%      80%     145%     111%      79%      63%       1%

                                                                   Income Portfolio
----------------------------------------------------------------------------------------------------------------------------
                           Six Months
                             Ended                          Year Ended December 31,
                            6/30/97     ---------------------------------------------------------------------------------------
                          (unaudited)  1996     1995     1994     1993     1992     1991     1990      1989     1988    1987(a)
                           ---------   ----     ----     ----     ----     ----     ----     ----      ----     ----    ----
Net asset value,
   beginning of period       $9.75    $10.08   $ 9.04   $10.36    $9.87   $10.01    $9.10    $9.40   $9.19    $9.25    $10.09
                             -----    ------   ------   ------    -----   ------    -----    -----   -----    -----    ------
Income From
   Investment Operations--
Net investment income          0.33     0.63     0.65     0.64     0.63     0.73     0.81     0.84    0.86     0.77      0.79
Net realized and
   unrealized gain (loss)
   on investments.(f)         (0.04)   (0.33)    1.04    (1.11)    0.49     0.15     0.91    (0.24)    0.21    (0.06)   (0.84)
                              -----    -----    -----    -----     ----     ----     ----    -----     ----     ----    -----
Total from investment
   operations                  0.29     0.30     1.69     (0.47)    1.12     0.88     1.72     0.60    1.07     0.71    (0.05)
                              -----    -----    -----     -----     ----     ----     ----    -----    ----     ----     -----
Less Distributions --
Dividends from net
   investment income          (0.33)   (0.63)   (0.65)    (0.64)   (0.63)   (0.73)   (0.81)   (0.84)  (0.86)   (0.77)   (0.79)
Distributions from net
   realized gain
   on investments                --       --       --      (0.21)     --     (0.29)     --     (0.06)    --       --        --
                              -----    -----    -----     -----    -----    -----     ----    -----    ----     -----   -----
    Total distributions       (0.33)   (0.63)   (0.65)    (0.85)   (0.63)   (1.02)   (0.81)   (0.90)  (0.86)   (0.77)   (0.79)
                              ------   -----    -----     -----    -----    -----    -----    -----    -----    -----   -----
Net asset value,
   end of period              $9.71    $9.75   $10.08    $9.04    $10.36   $9.87    $10.01   $9.10   $9.40    $9.19    $9.25
                             ======   ======   ======    =====    ======   =====    ======   =====   =====    =====    =====
Total investment return
   at net asset value (c)     3.00%    3.21%    19.36%    -4.68%   11.66%   9.23%    19.76%   6.91%   12.22%   8.07%    -0.37%
Net assets, end of period
   (millions)                $816.3   $801.2    $762.1    $608.2   $566.9   $254.7   $100.0   $43.5   $19.8    $3.5     $0.8
Ratio of expenses to
   average net assets       0.40%(d)   0.40%     0.40%     0.40%    0.40%    0.40%    0.40%    0.40%   0.40%    0.40%    0.40%(d)
Ratio of net investment
   income to average
   net assets               6.83%(d)   6.54%     6.81%     6.78%    6.23%    7.29%    8.43%    9.25%   9.33%    8.46%    8.54%(d)
Portfolio turnover rate        67%     150%      132%      139%     153%     115%     137%     164%    165%     102%     40%

                                                              Money Market Portfolio
----------------------------------------------------------------------------------------------------------------------------
                           Six Months
                             Ended                          Year Ended December 31,
                            6/30/97     ---------------------------------------------------------------------------------------
                          (unaudited)  1996     1995     1994     1993     1992     1991     1990      1989     1988    1987(a)
                           ---------   ----     ----     ----     ----     ----     ----     ----      ----     ----    ----
Net asset value,
   beginning of period        $1.00    $1.00     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00   $1.00    $1.00    $1.00
                              -----    -----     -----    -----    -----    -----    -----   -----    -----    -----    -----
Income From
   Investment Operations--
   Net investment income       0.03     0.05      0.06     0.04     0.03     0.03     0.06     0.08    0.09     0.07     0.06
                              -----    -----     -----    -----    -----    -----    -----   ------   -----    -----    -----
Less Distributions --
Dividends from net
   investment income          (0.03)   (0.05)   (0.06)    (0.04)   (0.03)   (0.03)   (0.06)   (0.08)  (0.09)   (0.07)   (0.06)
                              -----    -----    -----     -----    -----    -----    -----    -----   -----    -----    -----
Net asset value,
   end of period              $1.00    $1.00     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00   $1.00    $1.00    $1.00
                              =====    =====     =====    =====    =====    =====    =====    =====   =====    =====    =====
Total investment return
   at net asset value (c)      2.59%   5.20%     5.71%    4.00%    2.87%    3.53%    5.89%    8.00%   9.07%    7.31%    6.16%
Net assets, end of period
   (millions)                 $115.9   $103.9    $66.1    $41.9    $24.9    $26.6    $23.0    $20.0   $10.4    $3.9     $2.6
Ratio of expenses to
   average net assets        0.40%(d)   0.40%     0.40%    0.40%    0.40%    0.40%    0.40%    0.40%   0.40%    0.40%    0.40%(d)
Ratio of net investment
   income to average
   net assets                  5.17%   5.07%     5.55%    4.03%    2.83%    3.45%    5.72%    7.76%   8.69%    7.16%    6.17%(d)

                                    Opportunity Growth Portfolio
--------------------------------------------------------------------------------------
                                                       Six Months
                                                         Ended           Period Ended
                                                        6/30/97           December 31,
                                                      (unaudited)           1996(g)
                                                       ---------             ----
Net asset value, beginning of period                    $11.50          $10.00
                                                        ------          ------
Income From Investment Operations -
Net investment income                                     0.02            0.02
Net realized and unrealized gain
  on investments.(e)                                     (0.44)           1.90
                                                         -----           -----
  Total from investment operations                       (0.42)           1.92
                                                         -----           -----
Less Distributions --
Dividends from net investment income                        --           (0.02)
Distributions from net realized gain
   on investments                                           --           (0.40)
                                                         -----          ------
Total Distributions                                         --           (0.42)
                                                         -----          ------
Net asset value, end of period                          $11.08          $11.50
                                                        ======          ======
Total investment return at
  net asset value (c)                                    -3.67%          19.17%
Net assets, end of period ($ millions)                  $321.7          $246.6
Ratio of expenses to average
  net assets                                              0.40%(d)        0.40%(d)
Ratio of net investment income to
  average net assets                                      0.39%(d)        0.27%(d)
Portfolio turnover rate                                     53%            155%
Average commission rate (e)                            $0.0554         $0.0342

____________________________



                                    World Growth Portfolio
--------------------------------------------------------------------------------------
                                                       Six Months
                                                         Ended        Period Ended
                                                        6/30/97        December 31,
                                                      (unaudited)        1996(g)
                                                       ---------         ----
Net asset value, beginning of period                    $10.95          $10.00
                                                        ------          ------
Income From Investment Operations -
Net investment income                                     0.09            0.08
Net realized and unrealized gain
  on investments.(e)                                      1.12            0.96
                                                         -----           -----
  Total from investment operations                        1.21            1.04
                                                         -----           -----
Less Distributions --
Dividends from net investment income                        --           (0.09)
Distributions from net realized gain
   on investments                                        (0.01)             --
                                                        ------           -----
Total Distributions                                      (0.01)          (0.09)
                                                         -----          ------
Net asset value, end of period                          $12.15          $10.95
                                                        ======          ======
Total investment return at
  net asset value (c)                                    11.01%          10.41%
Net assets, end of period ($ millions)                  $259.8          $174.1
Ratio of expenses to average
  net assets                                           0.85%(d)         0.85%(d)
Ratio of net investment income to
  average net assets                                   1.86%(d)         1.34%(d)
Portfolio turnover rate                                   9%               9%
Average commission rate (e)                            $0.0264         $0.0265

____________________________


(a) For a share outstanding from January 9, 1987 (effective date) through December 31, 1987.
(b) For a share outstanding from November 21, 1987 (effective date) through December 31, 1987.
(c) Total investment return is based on the change in net asset value during the period and assumes reinvestment of all distributions and does not reflect any charges that would normally occur at the separate account level.
(d)  Computed on an annualized basis.
(e) Average commission rate is based on total broker commissions incurred in connection with execution of portfolio transactions during the period, divided by the sum of all portfolio shares purchased and sold during the period that were subject to a commission. Broker commissions are treated as capital items that increase the cost basis of securities purchased, or reduce the proceeds of securities sold.
(f) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemption of fund shares.
(g) For a share outstanding from January 18, 1996 (effective date) through December 31, 1996.



Management's Discussion of Portfolio Performance

     The discussion by management of the performance of each of the Fund's
Portfolios is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge by writing to LB Series Fund, Inc., 625
Fourth Avenue South, Minneapolis, Minnesota 55415.


The Accounts and the Contracts

     Shares in the Fund are currently sold only to separate accounts of Lutheran Brotherhood and Lutheran Brotherhood Variable Insurance Products
Company ("LBVIP") (the "Accounts"), to fund benefits under variable life insurance and variable annuity contracts issued by Lutheran Brotherhood and LBVIP (the "Contracts"). Each Contract owner allocates the premiums and the assets relating to his or her Contract, within the limitations described in the Contract, among the seven subaccounts of that Contract's Account, which in turn invests in the corresponding Portfolios of the Fund. A prospectus for one type of Contract accompanies this Prospectus and describes that type of Contract and the relationship between changes in the value of shares of each Portfolio and changes in the benefits payable under that type of Contract. The rights of the Accounts as shareholders should be distinguished from the rights of Contract owners which are described in the Contracts. The terms "shareholder" or "shareholders" as used in this Prospectus refer to the Accounts.

     The Fund is designed to provide an investment vehicle for variable life insurance and variable annuity contracts. Therefore, shares of the Fund will be sold to more than one insurance company separate accounts of Lutheran
Brotherhood and LBVIP or any of their affiliates. It is conceivable that in the future it may be disadvantageous for both variable life insurance separate accounts and variable annuity separate accounts to invest simultaneously in the Fund, although Lutheran Brotherhood and LBVIP do not foresee any such disadvantage to either variable life insurance or variable annuity contract owners. The management of the Fund intends to monitor events in order to identify any material conflicts between such Contract owners and to determine what action, if any, should be taken in response. In addition, if Lutheran Brotherhood and LBVIP believe the Fund's response to any such events or conflicts insufficiently protects Contract owners, they will take appropriate action of their own.


Investment Objectives

     The investment objective of each of the seven Portfolios is set forth on the cover page of this Prospectus. See also "Investment Objectives and Policies of the Portfolios".

Investment Adviser

     Lutheran Brotherhood (the "Adviser") is the investment adviser of the Fund. The Adviser was founded in 1917 as a fraternal benefit society, owned by and operated for its members, under the laws of Minnesota The Adviser has been engaged in the investment advisory business since 1970, either directly or through the indirect ownership of Lutheran Brotherhood Research
Corp. ("LBRC"), the Fund's investment adviser prior to January 31, 1994.
LBVIP is an indirect subsidiary of Lutheran Brotherhood.

     For its services, the Adviser receives from the Fund a daily investment advisory fee equal to an annual rate of .40% of the aggregate average daily net assets of the Money Market, Income, High Yield, Growth, Mid Cap Growth, and Opportunity Growth Portfolios. Lutheran Brotherhood also receives an annual investment advisory fee from the Fund equal to .85% of the aggregate average daily net assets of the World Growth Portfolio.

     Lutheran Brotherhood has engaged Rowe Price-Fleming International,
Inc., ("Price-Fleming") as investment sub-advisor for the World Growth
Portfolio. Price-Fleming was founded in 1979 as a joint venture between T.
Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. Price-
Fleming is one of the world's largest international mutual fund asset managers with approximately $29.2 billion under management as of December
31, 1996 in its offices in Baltimore, London, Tokyo and Hong Kong. Price-
Fleming has an investment advisory group that has day-to-day responsibility for managing the World Growth Portfolio and developing and executing the Portfolio's investment program.

     Lutheran Brotherhood pays the Sub-advisor for the World Growth
Portfolio an annual sub-advisory fee for the performance of sub-advisory services. The fee payable is equal to a percentage of the that Portfolio's average daily net assets. The percentage varies with the size of Portfolio's net assets, decreasing as the Portfolio's assets increase. The formula for determining the sub-advisory fee is described fully in the section of the Prospectus entitled, "Management of the Fund--Investment Adviser".

     The Portfolio managers of the Money Market, Income, High Yield, Growth,
Mid Cap Growth, and Opportunity Growth Portfolios, as well as the members of the Price-Fleming advisory group for the World Growth Portfolio are listed in the "Management of the Fund--Investment Adviser" section of the Prospectus.

Purchase and Redemption of Shares

     Shares are currently offered, without sales charge, at prices equal to the respective per share net asset values of the Portfolios. The Fund is required to redeem all full and fractional shares of the Fund at the net asset value per share next determined after the initial receipt of proper notice of redemption. See "Purchase and Redemption of Shares".


Transfer Agent and Dividend Disbursing Agent

     State Street Bank and Trust Company is the Fund's transfer agent and dividend disbursing agent, and is also custodian of the assets of the Fund.
See "Other Information Concerning the Fund--"Transfer Agent and Dividend
Disbursing Agent".


Certain Factors to Consider

     Certain investment practices that may, to a limited extent, be employed by the Fund in support of its basic investment objectives may involve certain special risks. See, for example, the discussion of repurchase agreements, reverse repurchase agreements and when-issued and delayed delivery securities under "Investment Objectives and Policies of the Portfolios--Money Market Portfolio"; certain other risks that may be associated with investments by the Fund are described in the Statement of Additional Information.

     INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

     Each of the seven Portfolios seeks to achieve a different investment objective. Accordingly, each Portfolio can be expected to have different investment results and to be subject to different financial and market risks. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general, and, with particular reference to debt securities, to changes in the overall level of interest rates.

     The investment objectives of each Portfolio are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio affected (which for this purpose and under the Investment Company Act of 1940 means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). The policies by which a Portfolio seeks to achieve its investment objectives, however, are not fundamental. They may be changed by the Board of Directors of the Fund without the approval of the shareholders. The investment objectives of the Portfolios are discussed below.


Money Market Portfolio

     The objective of this Portfolio is to achieve, through investment in high-quality, short-term debt obligations, the maximum current income that is consistent with stability of capital and maintenance of liquidity.

     The Money Market Portfolio seeks to achieve this objective by following the policy of investing primarily in money market instruments denominated in U.S. dollars that mature in one year or less from the date the Portfolio acquires them. Money market instruments include short-term obligations of the U.S. Government, its agencies or instrumentalities, foreign governments, their agencies and instrumentalities, and of banks and corporations. They include certificates of deposit, commercial paper and other obligations, including variable amount demand master notes. This Portfolio may also enter into repurchase and reverse repurchase agreements and may purchase and sell securities on a when-issued and delayed delivery basis; these securities are described in detail below. A detailed description of the money market instruments in which this Portfolio may invest and of the risks associated with those instruments may be found in the Statement of Additional
Information. The dollar-weighted average life to maturity of the securities held by the Portfolio will not exceed 90 days.

     Variable amount demand master notes purchased by the Money Market
Portfolio are issued by domestic or foreign governments, their agencies and instrumentalities, and corporations which, at the date of investment, either
(a) have an outstanding senior long-term debt issue rated "Aa" or better by Moody's Investors Service, Inc. ("Moody's") or "AA" or better by Standard &
Poor's Corporation ("S&P"), or (b) do not have rated long-term debt outstanding but have commercial paper rated at least Prime-2 by Moody's or A-2 by S&P. The Money Market Portfolio may also invest in variable amount demand master notes if (a) such securities have a high quality short-term debt rating from an unaffiliated, nationally recognized statistical rating organization or, if not rated, such securities are of comparable quality as determined by management of the Fund, and (b) the demand feature of such securities described below is unconditional, that is, exercisable even in the event of a default in the payment of principal or interest on the underlying securities. Variable amount demand master notes are unsecured obligations with no stated maturity date that permit the investment by the Portfolio of amounts that may fluctuate daily, at varying rates of interest pursuant to direct arrangements between the Portfolio and the issuer. The
Portfolio may, on demand, require the issuer to redeem the notes; however, these obligations are not readily marketable to third parties. They will not be purchased unless the Adviser has determined that the issuer's liquidity is such as to enable it to pay the principal and interest immediately upon demand. These notes generally will not be backed by bank letters of credit, and will be valued by the Adviser on an amortized cost basis (see
"Determination of Net Asset Value"). The liquidity of the issuers of such notes held by the Portfolio will be continually assessed by the Adviser for purposes of determining whether the Portfolio should continue to hold such notes.

     When the Money Market Portfolio purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon market rate of interest effective for the period of time the Portfolio's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreements. The Fund will not enter into a repurchase agreement unless the agreement is "fully collateralized", i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the "loan" including accrued interest. The Portfolio will take possession of the securities underlying the agreement and will value them periodically to assure that this condition is met. Possession may include entries made in favor of the Portfolio in a book-entry system. The Fund has adopted standards for the parties with whom it will enter into repurchase agreements which it believes are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the Fund may incur a loss on disposition of the collateral; and, if a party with whom the Fund had entered into a repurchase agreement becomes involved in bankruptcy proceedings, the Fund's ability to realize on the collateral may be limited or delayed. The Fund will not enter into repurchase agreements with the Adviser or its affiliates. This will not affect the Fund's ability to maximize its opportunities to engage in repurchase agreements.

     The Portfolio may enter into reverse repurchase agreements, which agreements have the characteristics of borrowing and involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price and date, which reflect a rate of interest paid for the use of funds for the period. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolio may be unable to realize a return from the use of the proceeds equal to or greater than the interest required to be paid. Opportunities to achieve this advantage may not always be available, and the Portfolio intends only to use the reverse repurchase technique when it appears to be to its advantage to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of the Portfolio's securities. When effecting reverse repurchase agreements and delayed delivery transactions (see the following paragraph), assets of the Fund in a dollar amount sufficient to make payment for the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled. The value of the securities subject to reverse repurchase agreements will not exceed 10% of the value of the Portfolio's net assets.

     From time to time, in the ordinary course of business, the Money Market
Portfolio may purchase securities on a when-issued or delayed delivery basis, i.e., delivery and payment can take place as much as a month or more after the date of transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Portfolio until delivery and payment take place. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such securities in determining its net asset value. The Portfolio will make commitments for when-issued transactions with the intention of actually acquiring the securities or for the purpose of generating incremental income. In some instances, the third party seller of the when-issued or delayed-delivery securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Portfolio may, in that event, agree to resell its purchase commitment to a third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Portfolio to "roll over" its purchase commitment, the Portfolio may receive a negotiated fee.
If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the Portfolio's net assets would be so committed.

    The Portfolio may as a hedge engage in certain options and financial futures transactions (see "Put and Call Options" and "Financial Futures and
Options on Futures").

    Because of the high-quality, short-term nature of the Money Market
Portfolio's holdings, increases in the value of an investment in this Portfolio will be derived almost entirely from interest on the securities held by it.


Income Portfolio

    The objective of this Portfolio is to achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities.

    The Income Portfolio seeks to achieve this objective by purchasing primarily investment grade debt securities or, if not rated, securities of comparable quality in the opinion of the Adviser. Investment grade debt securities are bonds, notes, debentures, mortgage-backed securities, and other debt obligations rated "Baa" or higher by Moody's, "BBB" or higher by S&P, or a similar rating by a nationally-recognized statistical rating organization. A description of the ratings that are given to debt securities by Moody's and S&P and the standards applied by them in assigning these ratings may be found at the end of this Prospectus.

    The Income Portfolio may also invest, without limitation, in obligations of the U.S. Government and its agencies and instrumentalities.

    The Portfolio may from time to time invest in debt securities that are not rated as investment grade. For a description of the risks of investing in such securities, see the section of this Prospectus entitled "High Yield
Securities Investment Risks." It may also invest in convertible debt securities, preferred stock, or convertible preferred stock. Occasionally, debt securities are offered in units together with common stock or warrants for the purchase of common stock. These securities may be purchased for this Portfolio, but only when the debt security meets the Portfolio's investment criteria and the value of the warrants is relatively small. If a warrant becomes valuable, it will ordinarily be sold rather than exercised. The
Portfolio may, however, occasionally acquire some common stock through the conversion of convertible securities, the exercise of warrants, or as part of an offering of units which include both debt securities and common stocks. No more than 10% of the value of the total assets of this Portfolio will be held in common stocks, and those will usually be sold as soon as favorable opportunity is available. Furthermore, no more than 25% of the value of the total assets of this Portfolio will be held in securities described in this paragraph.

    The Portfolio may engage in repurchase agreements, reverse repurchase agreements, and when-issued and delayed delivery transactions in pursuit of its investment objectives. (See the section above on the investment objectives and policies of the Money Market Portfolio for a description of such transactions.)

    The Portfolio may also invest in common stocks, warrants to purchase stocks, bonds or preferred stock convertible into common stock, and other equity securities. Investments in such securities will be made in pursuit of the income and preservation of capital objectives of the Portfolio, but at no time will the Portfolio invest more than 20% of its total assets in equity securities.

    The Portfolio may as a hedge engage in certain options and financial futures transactions (see "Put and Call Options" and "Financial Futures and
Options on Futures").

    From time to time the Portfolio may invest in short-term debt obligations of the kind held in the Money Market Portfolio in order to make effective use of cash reserves pending investment in other securities or as a defensive investment strategy to protect the value of portfolio assets during periods of rising interest rates.

    The annual portfolio turnover rates for the Portfolio for the fiscal years ended December 31, 1996 and December 31, 1995 were 150% and 132%, respectively.

    In order to help minimize credit risk, the Portfolio diversifies its holdings among many issuers. As of December 31, 1996, the Portfolio held securities of 97 corporate and government issuers, and the Portfolio's holdings had the following credit quality characteristics:

            Percent of
            Investment                                  Net Assets

      Short-term securities--
            Aaa equivalent................................  9.2%
     Government obligations............................... 26.2
       Corporate obligations
            AAA/Aaa....................................... 18.5
            AA/Aa.........................................  8.6
            A/A........................................... 18.2
            BBB/Baa....................................... 13.1
            BB/Ba.........................................  7.8
            B/B...........................................  4.2
            CCC/Caa.......................................   --
            CC/Ca.........................................   --
            D/D...........................................   --
            Not rated.....................................   --
            Other Net Assets/Liabilities..................  -5.8
            Total                                         100.0%

High Yield Portfolio

     The primary objective of this Portfolio is to achieve a higher level of income by investing primarily in a diversified portfolio of high yield securities, many of which involve greater risks than higher quality investments. The Portfolio will also consider growth of capital as a secondary objective.

     The High Yield Portfolio seeks to achieve its objectives by investing primarily in high yield bonds, notes, debentures, and other income producing debt obligations and dividend paying preferred stock. The Portfolio will ordinarily invest in securities that are rated "Ba" or lower by Moody's, "BB" or lower by S&P, a similar rating by any other nationally-recognized statistical rating organization, or, if not rated, securities having comparable quality in the opinion of the Advisor. The Portfolio will use no minimum quality rating. Securities having a quality rating of BB or Ba and lower are considered to be speculative and have a greater degree of risk than investment grade securities. See "High Yield Portfolio Investment
Risks" below. A description of the ratings that are given to debt securities by Moody's and S&P and the standards applied by them in assigning these ratings may be found at the end of this Prospectus.

     The Portfolio may also invest in common stocks, warrants to purchase stocks, bonds or preferred stock convertible into common stock, and other equity securities. Investments in such securities will be made in pursuit of the income and capital growth objectives of the Portfolio, but at no time will the Portfolio invest more than 20% of its total assets in equity securities.

     When, in the opinion of the investment adviser, economic or market conditions are such that high yield investments do not offer the most attractive means of achieving the Portfolio's objectives of producing income or growth of capital, the Portfolio may, without limitation, make temporary defensive investments in cash, obligations of the U.S. Government, debt obligations that may be rated higher than "Ba" or "BB", or short-term money market obligations.

     The Portfolio may invest in cash and short-term money market obligations on a temporary basis, when awaiting the availability of suitable high yield securities.

     The Portfolio may also invest without limit in short-term money market instruments when, in the opinion of the investment adviser, such investments provide a better opportunity for achieving the Portfolio's objectives than do longer term investments.

     When making short-term money market investments for the defensive purpose of avoiding the high yield investment market, the Portfolio will use instruments rated A-1 or A-2 by Standard & Poor's Corporation, Prime-1 or
Prime-2 by Moody's Investors Service, Inc., or F-1 or F-2 by Fitch Investors
Service, or unrated instruments that are determined by the Board of Directors or its designee to be of a comparable level of quality. When making short-term money market investments for other purposes described above, the Portfolio will not be limited to a minimum quality level and may use unrated instruments.

     Types of short-term money market instruments may include repurchase agreements, certificates of deposit, Eurodollar certificates of deposit, commercial paper and bankers' acceptances. The Fund's Board of Directors or their designee will evaluate the creditworthiness of the parties before entering into repurchase agreements.

     The Portfolio may as a hedge engage in certain options and financial futures transactions (see "Put and Call Options" and "Financial Futures and
Options on Futures").

     The Portfolio may also engage in repurchase agreements, reverse repurchase agreements, and when-issued and delayed delivery transactions in pursuit of its investment objectives. (See the section above on the investment objectives and policies of the Money Market Portfolio for a description of such transactions.)

     The Portfolio may make investments in a particular industry that would result in up to 25% of its total assets being invested in such industry.

     The Portfolio does not intend to engage in short-term trading but may dispose of securities held for a short period if the Fund's investment adviser believes such disposition to be advisable.

     The Portfolio may purchase securities having maturities that are short term (one year or less), intermediate term (one year to ten years), or long term (more than ten years). The Portfolio will not be limited in the amount of assets it may hold at any level of maturity. As market interest rates rise, the market value of fixed rate debt obligations drops; as market interest rates drop, the market value of such obligations rise. Debt obligations with longer maturities will be subject to greater changes in market value if market interest rates change, than will debt obligations with relatively shorter maturities.

     Changes in the market value of securities owned by the Portfolio will not affect cash income but will affect the net asset value of the Portfolio's shares.

     The annual portfolio turnover rates for the Portfolio for the fiscal years ended December 31, 1996 and December 31, 1995 were 107% and 67%, respectively.

     In order to help minimize credit risk, the Portfolio diversifies its holdings among many issuers. As of December 31, 1996, the Portfolio held securities of 172 corporate issuers, and the Portfolio's holdings had the following credit quality characteristics:

            Percent of
            Investment                                 Net Assets

      Short-term securities--
            Aaa equivalent..............................  2.3%
      Government obligations............................   --
      Corporate obligations
            AAA/Aaa.....................................   --
            AA/Aa.......................................   --
            A/A.........................................   --
            BBB/Baa.....................................  0.2
            BB/Ba.......................................  5.9
            B/B......................................... 50.6
            CCC/Caa.....................................  8.0
            CC/Ca.......................................  --
            D/D.........................................  0.1
            Not rated................................... 16.0
            Other Net Assets............................ 16.9
            Total                                       100.0%

High Yield Portfolio Investment Risks

     Investment in high yield securities (sometimes referred to as "junk bonds") involves a greater degree of risk than investment in high quality securities. Investment in high yield securities involves increased financial risk due to the higher risk of default by the issuers of bonds and other debt securities having quality ratings of "Ba" or lower by Moody's or "BB" or lower by Standard & Poor's. The higher risk of default may be due to higher debt leverage ratios, a history of low profitability or losses, or other fundamental factors that weaken the ability of the issuer to service its debt obligations.

    In addition to the factors of issuer creditworthiness described above, high yield securities generally involve a number of additional market risks.
These risks include:

     Youth and Growth of High Yield Market. The high yield bond market is relatively new and many of the high yield issues currently outstanding have not endured a major business recession. In terms of total return on investment, high yields from lower-rated bonds in diversified portfolios have usually more than compensated for the higher default rates of such securities. However, there can be no assurance that this will be true in the event of increased interest rates or widespread defaults brought about by a sustained economic downturn.

     Sensitivity to Interest Rate and Economic Changes. The market value of high yield securities has been found to be less sensitive to interest rate changes on a short-term basis than higher-rated investments, but more sensitive to adverse economic developments or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may be more likely to experience financial stress which would impair their ability to service their principal and interest payment obligations or obtain additional financing. In the event the issuer of a bond defaults on payments, the Portfolio may incur additional expenses in seeking recovery. In periods of economic change and uncertainty, market values of high yield securities and the Portfolio's asset value may become more volatile. Furthermore, in the case of zero coupon or payment-in-kind high yield securities, market values tend to be more greatly affected by interest rate changes than securities which pay interest periodically and in cash.

     Payment Expectations. High yield securities may contain redemption or call provisions, which allow the issuer to redeem a security in the event interest rates drop. In this event, the Fund would have to replace the issue with a lower yielding security, resulting in a decreased yield for investors.

     Liquidity and Valuation. High Yield securities tend to be more thinly traded and are less likely to have an estimated retail secondary market than investment grade securities. This may adversely impact the Portfolio's ability to dispose of particular issues and to accurately value securities in the Portfolio. Also, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease market values and liquidity, especially on thinly traded issues.

     Taxation. High yield securities structured as zero coupon or payment-in-kind issues may require the Portfolio to report interest on such securities as income even though the Portfolio receives no cash interest on such securities until the maturity or payment date. An investor (in this case a separate account investing in the Portfolio) would be taxed on this interest even though the Portfolio may not have received a cash payment or made a cash distribution.

     Reducing Risks of Lower-Rated Securities: The Portfolio's investment adviser believes that the risks of investing in high yield securities can be reduced by the use of professional portfolio management techniques including:

     Credit Research. The Portfolio's investment adviser will perform its own credit analysis in addition to using recognized rating agencies and other sources, including discussions with the issuer's management, the judgment of other investment analysts and its own judgment. The adviser's credit analysis will consider such factors as the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, its anticipated cash flow, asset values, interest or dividend coverage and earnings.

    Diversification. The Portfolio invests in a widely diversified portfolio of securities to minimize the impact of a loss in any single investment and to reduce portfolio risk.

     Economic and Market Analysis. The Portfolio's investment adviser will analyze current developments and trends in the economy and in the financial markets. The Portfolio may invest in higher quality securities in the event that investment in high yield securities is deemed to present unacceptable market or financial risk.


Growth Portfolio

     The objective of this Portfolio is to achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

     The Growth Portfolio seeks to achieve this objective by following the policy of investing primarily in common stocks listed on the New York Stock
Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over the counter. These stocks will be selected principally for their potential appreciation over the longer term. The effort to achieve a higher return necessarily involves accepting a greater risk of declining values than does participation in certain of the other
Portfolios. During periods when stock prices decline generally, it can be expected that the value of this Portfolio will also decline.

     A portion of the Growth Portfolio may be invested in short-term debt obligations of the kind held in the Money Market Portfolio as described in the Statement of Additional Information in order to make effective use of cash reserves pending investment in common stocks.

     The Portfolio may as a hedge engage in certain options and financial futures transactions (see "Put and Call Options" and "Financial Futures and
Options on Futures").

     The annual portfolio turnover rates for the Portfolio for the fiscal years ended December 31, 1996 and December 31, 1995 were 223% and 184%, respectively.

Opportunity Growth Portfolio

     The investment objective of this Portfolio is to achieve long-term growth of capital.

     The Opportunity Growth Portfolio seeks to achieve this objective principally by seeking capital gains through the active management of a portfolio consisting primarily of common stocks issued by smaller capitalization companies. Such active management may involve a high level of portfolio turnover. The Portfolio will invest primarily in common stocks of domestic and foreign companies that in the opinion of Lutheran Brotherhood have a potential for above average sales and earnings growth that is expected to lead to capital appreciation. The Portfolio's investment adviser believes that over a long period of time, smaller companies that have a competitive advantage will be able to grow faster than larger companies, leading to a higher rate of growth in capital. A description of the risks associated with investments in such companies is set forth below.

     The Portfolio may also invest in bonds and preferred stocks, convertible bonds, convertible preferred stocks, warrants, American
Depository Receipts (ADR's) and other debt or equity securities. In addition, the Portfolio may invest in U.S. Government securities or cash.
The Portfolio will not use any minimum level of credit quality. At no time will the Portfolio invest more than 5% of its net assets in debt obligations. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below "Baa", as rated by Moody's
Investors Service, Inc. ("Moody's"), or below "BBB", as rated by Standard &
Poor's Corporation ("S&P"). For a description of Moody's and S&P's ratings, see "Description of Debt Ratings". Securities rated below investment grade are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to interest rate and economic changes.

    Lutheran Brotherhood will use fundamental investment research techniques to seek out those companies that have a competitively superior product or service in an unsaturated market with large potential for growth. These will often be companies with shorter histories and less seasoned operations. Many of such companies will have market capitalizations that are less than $1 billion, with lower daily trading volume in their stocks and less overall liquidity than larger, more well established companies. Lutheran Brotherhood anticipates that the common stocks of such companies may increase in market value more rapidly than the stocks of other companies.

     The Portfolio will focus primarily on companies that possess superior earnings prospects over a three to five year time horizon. The stocks that the Portfolio invests in may be traded on national exchanges or in the over-the-counter market ("OTC"). There will be no limit on the proportion of the Portfolio's investment portfolio that may consist of OTC stocks.

     The Portfolio may dispose of securities held for a short period if the Portfolio's investment adviser believes such disposition to be advisable.
While Lutheran Brotherhood does not intend to select portfolio securities for the specific purpose of trading them within a short period of time, it does intend to use an active method of management which will result in the sale of some securities after a relatively brief holding period. This method of management necessarily results in higher cost to the Portfolio due to the fees associated with portfolio securities transactions. A higher portfolio turnover rate may also result in taxes on realized capital gains to be borne by shareholders. However, it is Lutheran Brotherhood's belief that this method of management can produce added value to the Portfolio and its shareholders that exceeds the additional costs of such transactions.

     The Portfolio may also engage in repurchase agreements, reverse repurchase agreements, and when-issued and delayed delivery transactions in pursuit of its investment objectives. (See the section above on the investment objectives and policies of the Money Market Portfolio for a description of such transactions.)

     The portfolio turnover rate for the Opportunity Growth Portfolio for the period January 18, 1996 through December 31, 1996 was 155%.


Opportunity Growth Portfolio Investment Risks

     The Opportunity Growth Portfolio is aggressively managed and invests primarily in the stocks of smaller, less seasoned companies many of which are traded on an over-the-counter basis, rather than on a national exchange.
These companies represent a relatively higher degree of risk than do the stocks of larger, more established companies. The companies the Opportunity
Growth Portfolio invests in also tend to be more dependent on the success of a single product line and have less experienced management. They tend to have smaller market shares, smaller capitalization, and less access to sources of additional capital. As a result, these companies tend to have less ability to cope with problems and market downturns and their shares of stock tend to be less liquid and more volatile in price.


Mid Cap Growth Portfolio

     The investment objective of this Portfolio is to achieve long term growth of capital.


     The Mid Cap Growth Portfolio seeks to achieve this objective by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations. Lutheran
Brotherhood defines companies with medium market capitalizations ("mid cap companies") as those with market capitalizations that fall within the capitalization range of companies included in the Standard & Poor's MidCap
400 Index at the time of the Portfolio's investment. The Portfolio will seek to invest in companies that have a track record of earnings growth or the potential for continued above average growth. The Portfolio will normally invest at least 65% of its total assets in common stocks of mid cap companies. The Portfolio will invest its remaining assets in other securities, including common stocks of companies that fall outside the medium capitalization range and debt obligations, subject to the limitations discussed below. Lutheran Brotherhood will use both fundamental and technical investment research techniques to seek out these companies.


     The stocks that the Portfolio invests in may be traded on national exchanges or in the over-the-counter market ("OTC"). There will be no limit on the proportion of the Portfolio's investment portfolio that may consist of OTC stocks.

     Many mid cap companies have lower daily trading volume in their stocks and less overall liquidity than larger, more well established companies. The common stocks of such companies may have greater price volatility than the stocks of other larger companies. A description of these and other risks associated with investments in such companies is set forth below.


     The Portfolio may also invest in other types of securities, including bonds, preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADR's), common stocks of companies falling outside the medium market capitalization range, and other debt or equity securities. In addition, the Portfolio may invest in U.S. Government securities or cash. The Portfolio will not use any minimum level of credit quality. At no time will the Portfolio invest more than 5% of its net assets in debt obligations. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below "Baa", as rated by Moody's Investors Service, Inc. ("Moody's"), or below "BBB", as rated by
Standard & Poor's Corporation ("S&P"). For a description of Moody's and
S&P's ratings, see "Description of Debt Ratings". Securities rated below investment grade (sometimes referred to as "high yield" or "junk bonds") are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to interest rate and economic changes.

     The Portfolio may dispose of securities held for a short period if the Portfolio's investment adviser believes such disposition to be advisable.
While Lutheran Brotherhood does not intend to select portfolio securities for the specific purpose of trading them within a short period of time, it does intend to use an active method of management which will result in the sale of some securities after a relatively brief holding period. This method of management necessarily results in higher cost to the Portfolio due to the fees associated with portfolio securities transactions. A higher portfolio turnover rate may also result in taxes on realized capital gains to be borne by shareholders. However, it is Lutheran Brotherhood's belief that this method of management can produce added value to the Portfolio and its shareholders that exceeds the additional costs of such transactions.


     The Portfolio may as a hedge engage in certain options and financial futures transactions (see "Put and Call Options" and "Financial Futures and
Options on Futures").

     The Portfolio may also engage in repurchase agreements, reverse repurchase agreements, and when-issued and delayed delivery transactions in pursuit of its investment objectives. (See the section above on the investment objectives and policies of the Money Market Portfolio for a description of such transactions.)

     The portfolio turnover rate for the Mid Cap Growth Portfolio is expected to be no higher than 100% in its first year of operation.

Mid Cap Growth Portfolio Investment Risks

     Stocks in mid cap companies entail greater risk than the stocks of larger, well-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Also, mid cap companies usually reinvest a high portion of their earnings in their own businesses and therefore lack a predictable dividend yield. Since investors frequently buy these stocks because of their expected above average earnings growth, earnings levels that fail to meet expectations often result in sharp price declines of such stocks.


     In addition, in many instances, the frequency and volume of trading of mid cap companies is substantially less than is typical of larger companies.
Therefore, the securities of such companies may be subject to wider price fluctuations. The spreads between the bid and asked prices of the securities of these companies in the over-the-counter market typically are larger than the spreads for more actively-traded companies. As a result, the Portfolio could incur a loss if it determined to sell such a security shortly after its acquisition. When making large sales, the Portfolio may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of such securities. Investors should be aware that, based on the foregoing factors, an investment in the Portfolio may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger more established companies.



World Growth Portfolio

     The investment objective of this Portfolio is to achieve long-term growth of capital.

     The World Growth Portfolio seeks to achieve this objective principally through investments in common stocks of established, non-U.S. companies.
Total return consists of capital appreciation or depreciation, dividend income, and currency gains or losses. The Portfolio intends to diversify investments broadly among countries and to normally have at least three different countries represented in the Portfolio. The Portfolio may invest in countries of the Far East and Western Europe as well as South Africa, Australia, Canada and other areas (including developing countries). As a temporary defensive measure, the Portfolio may invest substantially all of its assets in one or two countries.

     In seeking its objective, the Portfolio will invest primarily in common stocks of established foreign companies which have the potential for growth of capital. In order to increase total return, the Portfolio may also invest in bonds and preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADR's) and other debt or equity securities. In addition, the Portfolio may invest in U.S. Government securities or cash. The Portfolio will not use any minimum level of credit quality. At no time will the Portfolio invest more than 5% of its net assets in debt obligations or other securities that may be converted to debt obligations. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below "Baa", as rated by Moody's
Investors Service, Inc. ("Moody's"), or below "BBB", as rated by Standard &
Poor's Corporation ("S&P"). Debt obligations rated "Baa" or "BBB" are considered to have speculative characteristics. For a description of Moody's and S&P's ratings, see "Description of Debt Ratings". Securities rated below investment grade are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to interest rate and economic changes.

     In determining the appropriate distribution of investments among various countries and geographic regions, the Sub-advisor considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

     In analyzing companies for investment, the Sub-advisor looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management;
and general operating characteristics which will enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase.

     The Portfolio's investments also may include, but are not limited to, European Depository Receipts ("EDRs"), other debt and equity securities of foreign issuers, and the securities of foreign investment funds or trusts
(including passive foreign investment companies). A discussion of the risks involved in foreign investing is located below.

     The Portfolio may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive position when, in the opinion of the Investment Adviser or the Sub-advisor such a position is more likely to provide protection against unfavorable market conditions than adherence to the Portfolio's other investment policies. The types of short-term instruments in which the Portfolio may invest for such purposes include short-term money market securities such as repurchase agreements and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, Eurodollar certificates of deposit, commercial paper and banker's acceptances issued by domestic and foreign corporations and banks. When investing in short-term money market obligations for temporary defensive purposes, the Portfolio will invest only in securities rated at the time of purchase Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, F-1 or F-2 by Fitch Investors Service, Inc., or unrated instruments that are determined by the Investment Adviser or the Sub-advisor to be of a comparable level of quality. When the Portfolio adopts a temporary defensive position its investment objective may not be achieved.

     The Portfolio may engage in certain forms of options and futures transactions that are commonly known as derivative securities transactions.
These derivative securities transactions are identified and described in the sections of this Prospectus entitled "Put and Call Options" and "Financial
Futures and Options on Futures."

     The Portfolio may use foreign currency exchange-related securities including foreign currency warrants, principal exchange rate linked securities, and performance indexed paper. The Portfolio does not expect to hold more than 5% of its total assets in foreign currency exchange-related securities.

     The Portfolio will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Portfolio will generally not enter into a forward contract with a term of greater than one year.

     The Portfolio will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Under certain circumstances, the Portfolio may commit a substantial portion of the entire value of its portfolio to the consummation of these contracts. Sub-advisor will consider the effect such a commitment of its portfolio to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities. Although forward contracts will be used primarily to protect the Portfolio from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result. A discussion of foreign currency contracts and the risks involved therein is set forth below.

     The Portfolio may also engage in repurchase agreements, reverse repurchase agreements, and when-issued and delayed delivery transactions in pursuit of its investment objectives. (See the section above on the investment objectives and policies of the Money Market Portfolio for a description of such transactions.)

     The Portfolio will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. The portfolio turnover rate for the World Growth Portfolio for the period January 18, 1996 through December 31, 1996 was 9%.

World Growth Portfolio Investment Risks

     Special risks are associated with investments in the World Growth
Portfolio, beyond the standard level of risks. These risks are described below. An investor should take into account his or her investment objectives and ability to absorb a loss or decline in his or her investment when considering an investment in the Portfolio. Investors in the Portfolio assume an above average risk of loss, and should not consider an investment the Portfolio to be a complete investment program.

     The Portfolio, may invest in stocks of foreign issuers and in "ADRs"
"EDRs" of foreign stocks. When investing in foreign stocks, ADRs and EDRs, the Portfolio assumes certain additional risks that are not present with investments in stocks of domestic companies. These risks include political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the market value of such stocks, ADRs and EDRs. In addition, there may be less publicly available information about such foreign issuers than about domestic issuers, and such foreign issuers may not be subject to the same accounting, auditing and financial standards and requirements as domestic issuers.

     Foreign Securities: Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to credit and market risks. Sovereign risk includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United
States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers.
Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments which could affect investments in those countries. Settlement of transactions in some foreign markets may be delayed or less frequent than in the United States, which could affect the liquidity of investments. For example, securities which are listed on foreign exchanges or traded in foreign markets may trade on days (such as Saturday) when the Portfolio does not compute its price or accept orders for the purchase, redemption or exchange of its shares. As a result, the net asset value of the Portfolio may be significantly affected by trading on days when shareholders cannot make transactions. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the price of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements or loss of certificates for portfolio securities.

     Investments by the Portfolio in foreign companies may require the Portfolio to hold securities and funds denominated in a foreign currency.
Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Thus, the Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders of the Portfolio. They generally are determined by the forces of supply and demand in foreign exchange markets and the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors, as seen from an international perspective.
Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. In addition, the Portfolio may incur costs in connection with conversions between various currencies. Investors should understand and consider carefully the special risks involved in foreign investing. These risks are often heightened for investments in emerging or developing countries.

     Developing Countries: Investing in developing countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: the risk of nationalization or expropriation of assets or confiscatory taxation;
currency devaluations and other currency exchange rate fluctuations; social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Portfolio's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain developing countries; the fact that companies in developing countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

     American Depository Receipts (ADRs) and European Depository Receipts
(EDRs): ADRs are dollar-denominated receipts generally issued by a domestic bank that represents the deposit of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States.
EDRs are receipts similar to ADRs and are issued and traded in Europe. ADRs and EDRs may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs or EDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs or EDRs are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

     Currency Fluctuations: Investment in securities denominated in foreign currencies involves certain risks. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio's assets denominated in that currency.
Such changes will also affect a Portfolio's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of a Portfolio's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of a Portfolio's securities denominated in that currency would be expected to decline.


Put and Call Options

     Selling ("Writing") Covered Call Options: The Portfolios may from time to time sell ("write") covered call options on any portion of their portfolios as a hedge to provide partial protection against adverse movements in the prices of securities in such Portfolio and, subject to the limitations described below, for the non-hedging purpose of attempting to create additional income. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined
("strike") price. As the writer of a call option, the Portfolio assumes the obligation to deliver the underlying security to the holder of the option on demand at the strike price.

     If the price of a security hedged by a call option falls below or remains below the strike price of the option, the Portfolio will generally not be called upon to deliver the security. The Portfolio will, however, retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. If the price of a hedged security rises above or remains above the strike price of the option, the Portfolio will generally be called upon to deliver the security. In this event the Portfolio limits its potential gain by limiting the value it can receive from the security to the strike price of the option plus the option premium.

     Buying Call Options: The Portfolios may also from time to time purchase call options on securities in which such Portfolio may invest. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period
(American style) or at the expiration of the option (European style). The
Portfolio generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities which the Portfolio intends to purchase. In purchasing a call option, the Portfolio would realize a gain if, during the option period, the price of the underlying security increased by more than the amount of the premium paid.
The Portfolio would realize a loss equal to all or a portion of the premium paid if the price of the underlying security decreased, remained the same, or did not increase by more than the premium paid. In instances involving the purchase of call options, the Portfolio will hold cash or cash equivalents in its portfolio in an amount equal to the exercise value of the options. "Cash or cash equivalents" may include cash, government securities, or liquid high quality debt obligations.

     Buying Put Options: The Portfolios may from time to time purchase put options on any portion of their portfolios. A put option gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined ("strike") price. The Portfolio generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities in the Portfolio. In purchasing a put option, the Portfolio would realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. The
Portfolio would realize a loss equal to all or a portion of the premium paid if the price of the security increased, remained the same, or did not decrease by more than the premium paid.

     Options on Foreign Currencies: The World Growth Portfolio may also write covered call options and purchase put and call options on foreign currencies as a hedge against changes in prevailing levels of currency exchange rates.

     Selling Put Options: The Portfolios may not sell put options, except in the case of a closing purchase transaction (see "Closing Transactions").

     Index Options: As part of their options transactions, The Portfolios may also purchase and sell call options and purchase put options on stock and bond indices. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.

     Closing Transactions: The Portfolios may dispose of an option which it has written by entering into a "closing purchase transaction". A Portfolio may dispose of an option which it has purchased by entering into a "closing sale transaction". A closing transaction terminates the rights of a holder, or the obligation of a writer, of an option and does not result in the ownership of an option.

     The Portfolio realizes a profit from a closing purchase transaction if the premium paid to close the option is less than the premium received by the Portfolio from writing the option. The Portfolio realizes a loss if the premium paid is more than the premium received. The Portfolio may not enter into a closing purchase transaction with respect to an option it has written after it has been notified of the exercise of such option.

     The Portfolio realizes a profit from a closing sale transaction if the premium received to close out the option is more than the premium paid for the option. The Portfolio realizes a loss if the premium received is less than the premium paid.

     Spreads and Straddles: Certain of the Portfolios may also engage in "straddle" and "spread" transactions in order to enhance return which is a speculative, non-hedging purpose. A straddle is established by buying both a call and a put option on the same underlying security, each with the same exercise price and expiration date. A spread is a combination of two or more call options or put options on the same security with differing exercise prices or times to maturity. The particular strategies employed by a Portfolio will depend on Lutheran Brotherhood's or the Sub-advisor's perception of anticipated market movements.

     Negotiated Transactions:  The Growth Portfolio, the Opportunity Growth
Portfolio, the Mid Cap Growth Portfolio, and the World Growth Portfolio will generally purchase and sell options traded on a national securities or options exchange. Those Portfolios may also purchase and sell options in negotiated transactions. The High Yield Portfolio, the Income Portfolio and the Money Market Portfolio will generally purchase and sell options in negotiated transactions. The High Yield Portfolio, the Income Portfolio and the Money Market Portfolio may also purchase and sell options traded on a national securities or options exchange. A Portfolio will effect negotiated transactions only with investment dealers and other financial institutions deemed creditworthy by its Investment Adviser or Sub-advisor. Despite the investment adviser's or sub-advisor's best efforts to enter into negotiated options transactions with only creditworthy parties, there is always a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price, resulting in a possible loss by the Fund. This risk is described more completely in the section of this Prospectus entitled, "Risks of Transactions in Options and Futures". Options written or purchased by the Portfolios in negotiated transactions are illiquid and there is no assurance that the Portfolios will be able to effect a closing purchase or closing sale transaction at a time when the Fund's Investment Adviser believes it would be advantageous to do so. In the event the Portfolios are unable to effect a closing purchase transaction with the holder of a call option written by the Portfolios, the Portfolios may not sell the security underlying the option until the call written by the Portfolios expires or is exercised. Negotiated options transactions are subject to a 10% illiquid securities limitation.

     Limitations: A Portfolio will not purchase any option if, immediately thereafter, the aggregate cost of all outstanding options purchased and held by such Portfolio would exceed 5% of the market value of the Portfolio's total assets. A Portfolio will not write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 30% of the market value of the Portfolio's total assets.


Financial Futures and Options on Futures

     Selling Futures Contracts: The Portfolios may sell the financial futures contracts ("futures contracts") as a hedge against adverse movements in the prices of securities in such Portfolio. Such contracts may involve futures on items such as U.S. Government Treasury bonds, notes and bills;
government mortgage-backed securities; corporate and municipal bond indices;
and stock indices. A futures contract sale creates an obligation for the Portfolio, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specific price. In selling a futures contract, the Portfolio would realize a gain on the contract if, during the contract period, the price of the securities underlying the futures contract decreased. Such a gain would be expected to approximately offset the decrease in value of the same or similar securities in the Portfolio. The Portfolio would realize a loss if the price of the securities underlying the contract increased. Such a loss would be expected to approximately offset the increase in value of the same or similar securities in the Portfolio.

     Futures contracts have been designed by and are traded on boards of trade which have been designated "contract markets" by the Commodity Futures
Trading Commission ("CFTC"). These boards of trade, through their clearing corporations, guarantee performance of the contracts. Although the terms of some financial futures contracts specify actual delivery or receipt of securities, in most instances these contracts are closed out before the settlement due date without the making or taking of delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. The closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

     When the Portfolio sells a futures contract, or a call option on a futures contract, it is required to make payments to the commodities broker which are called "margin" by commodities exchanges and brokers. The payment of "margin" in these transactions is different than purchasing securities
"on margin". In purchasing securities "on margin" an investor pays part of the purchase price in cash and receives an extension of credit from the broker, in the form of a loan secured by the securities, for the unpaid balance. There are two categories of "margin" involved in these transactions: initial margin and variation margin. Initial margin does not represent a loan between the Portfolio and its broker, but rather is a "good faith deposit" by the Portfolio to secure its obligations under a futures contract or an option. Each day during the term of certain futures transactions, the Portfolio will receive or pay "variation margin" equal to the daily change in the value of the position held by the Portfolio.

     Buying Futures Contracts: The Portfolios may also purchase financial futures contracts as a hedge against adverse movements in the prices of securities which such Portfolio intends to purchase. A futures contract purchase creates an obligation by the Portfolio, as buyer, to take delivery of the specific type of instrument called for in the contract at a specified future time for a specified price. In purchasing a futures contract, the Portfolio would realize a gain if, during the contract period, the price of the securities underlying the futures contract increased. Such a gain would approximately offset the increase in cost of the same or similar securities which the Portfolio intends to purchase. The Portfolio would realize a loss if the price of the securities underlying the contract decreased. Such a loss would approximately offset the decrease in cost of the same or similar securities which the Portfolio intends to purchase.

     Options on Futures Contracts: The Portfolios may also sell ("write") covered call options on futures contracts and purchase put and call options on futures contracts in connection with hedging strategies. The Portfolios may not sell put options on futures contracts. An option on a futures contract gives the buyer of the option, in return for the premium paid for the option, the right to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put). The writing of a call option on a futures contract constitutes a partial hedge against declining prices of securities underlying the futures contract to the extent of the premium received for the option. The purchase of a put option on a futures contract constitutes a hedge against price declines below the exercise price of the option and net of the premium paid for the option. The purchase of a call option constitutes a hedge, net of the premium, against an increase in cost of securities which the Portfolio intends to purchase.

     Currency Futures Contracts and Options: The Fund may also sell and purchase currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Fund will not use such contracts or options for leveraging purposes.

     Limitations: The Portfolios may engage in futures transactions, and transactions involving options on futures, only on regulated commodity exchanges or boards of trade. A Portfolio will not enter into a futures contract or purchase or sell related options if immediately thereafter (a) the sum of the amount of initial margin deposits on the Portfolio's existing futures and related options positions and premiums paid for options with respect to futures and options used for non-hedging purposes would exceed 5% of the market value of the Portfolio's total assets or (b) the sum of the then aggregate value of open futures contracts sales, the aggregate purchase prices under open futures contract purchases, and the aggregate value of futures contracts subject to outstanding options would exceed 30% of the market value of the Portfolio's total assets. In addition, in instances involving the purchase of futures contracts or call options thereon, the Portfolio will maintain cash or cash equivalents, less any related margin deposits, in an amount equal to the market value of such contracts. "Cash and cash equivalents" may include cash, government securities, or liquid high quality debt obligations and will be held in a segregated account maintained solely for such purpose.


Hybrid Investments

     As part of its investment program and to maintain greater flexibility, the Fund may invest in hybrid instruments (a potentially high risk derivative) which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. The Fund does not expect to hold more than 5% of its total assets in hybrid instruments. For a discussion of hybrid investments and the risks involved therein, see the Trust's Statement of Additional Information under "Additional Information Concerning Certain
Investment Techniques".


Risks of Transactions in Options and Futures

     There are certain risks involved in the use of futures contracts, options on securities and securities index options, and options on futures contracts as hedging devices. There is a risk that the movement in the prices of the index or instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render the Fund's hedging strategy unsuccessful and could result in losses. The loss from investing in futures transactions is potentially unlimited.

     There is a risk that the Fund's Investment Adviser or Sub-advisor could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In such a case the Fund would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause the Fund's return to be less than if hedging had not taken place. The overall effectiveness of hedging therefore depends on the expense of hedging and the Fund's Investment Adviser's or Sub-advisor's accuracy in predicting the future changes in interest rate levels and securities price movements.

     The Fund will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges the Fund may purchase and sell options in negotiated transactions. When the Fund uses negotiated options transactions it will seek to enter into such transactions involving only those options and futures contracts for which there appears to be an active secondary market.
There is nonetheless no assurance that a liquid secondary market such as an exchange or board of trade will exist for any particular option or futures contract at any particular time. If a futures market were to become unavailable, in the event of an adverse movement, the Fund would be required to continue to make daily cash payments of maintenance margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired.

     When conducting negotiated options transactions there is a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price. In the event of such a default, the Fund could lose all or part of benefit it would otherwise have realized from the transaction, including the ability to sell securities it holds at a price above the current market price or to purchase a security from another party at a price below the current market price.

     Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, the Fund could experience delays and might not be able to trade or exercise options or futures purchased through that broker or clearing member. In addition, the Fund could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves.


Investment Restrictions Applicable to the Portfolios

     None of the Portfolios will:

     1. Purchase securities on margin or otherwise borrow money or issue senior securities except that a Portfolio, in accordance with its investment objectives and policies, may enter into reverse repurchase agreements and purchase securities on a when-issued and delayed delivery basis, within the limitations set forth under "Money Market Portfolio". The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank, for the account of any Portfolio, as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities
(not including the amount owed as a result of borrowing) at the time the borrowing is made. Investment securities will not be purchased while borrowings are outstanding. Interest paid on borrowings will not be available for investment. The deposit or payment by a Portfolio of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

     2. Enter into reverse repurchase agreements if, as a result, the Portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements).
Reverse repurchase agreements are further discussed under "Money Market
Portfolio."

     3. Pledge or mortgage assets, except that not more than 10% of the value of any Portfolio may be pledged (taken at the time the pledge is made) to secure borrowings made in accordance with paragraph 1 above, and the Portfolio may enter into reverse repurchase agreements in accordance with paragraph 2 above. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge.

    4. Lend money, except that loans of up to 10% of the value of each Portfolio may be made through the purchase of privately placed bonds, debentures, notes and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a Portfolio in accordance with its investment objectives and policies.

     5. Make an investment unless, when considering all its other investments, 75% of the value of a Portfolio's assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities, and other securities. For purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of a Portfolio's assets and to not more than 10% of the issuer's outstanding voting securities held by the Fund as a whole.

     6. Invest in securities (including repurchase agreements maturing in more than seven days) that are subject to legal or contractual restrictions on resale or for which no readily available market exists, or in the securities of issuers (other than U.S. Government agencies or instrumentalities) having a record, together with predecessors, of less than three years' continuous operation, if, regarding all such securities, more than 10% of the Portfolio's total assets would be invested in them.

     All of the investment restrictions set forth above are fundamental to the operations of the Fund and may not be changed except with the approval of a majority vote (as defined above in the second paragraph under "Investment Objectives and Risks of the Portfolios") of the persons participating in the affected Portfolio.


PURCHASE AND REDEMPTION OF SHARES

     Shares in the Fund are currently offered continuously, without sales charge, at prices equal to the respective per share net asset values of the Portfolios (based on the next calculation of net asset value after the order is placed), only to the Accounts to fund benefits payable under the Contracts. The Fund may at some later date also offer its shares to other separate accounts of LBVIP, Lutheran Brotherhood (the parent of LBVIP) or other subsidiaries of Lutheran Brotherhood.

     The Fund is required to redeem all full and fractional shares of the Fund for cash within seven days of receipt of proper notice of redemption.
The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

     The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when such exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a Portfolio's securities or determination of the net asset value of each Portfolio is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of each Portfolio.


DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of each Portfolio is determined once daily by the Adviser, immediately after the declaration of dividends, if any, at 4:00 P.M., Eastern time, on each day during which the New York Stock
Exchange is open for business, and on any other day in which there is a sufficient degree of trading in the Portfolio's securities such that the current net asset value of its shares might be materially affected. The net asset value per share of each Portfolio except the Money Market Portfolio is computed by adding the sum of the value of the securities held by that Portfolio plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of shares outstanding of that Portfolio at such time. Expenses, including the investment advisory fee payable to the Adviser, are accrued daily. The assets belonging to any Portfolio will be charged with the liabilities in respect to such Portfolio, and will also be charged with their shares of the general liabilities of the Fund in proportion to the asset values of the respective Portfolios.

     In determining the net asset value of the Income, High Yield, Growth, Opportunity Growth, Mid Cap Growth, and World Growth Portfolios, securities are generally valued based on market quotations. Securities or assets for which market quotations are not readily available will be valued at fair value as determined by the Adviser under the direction of the Board of Directors of the Fund. The amortized cost accounting method of valuation will be used for short-term investments maturing in 60 days or less that are held by the Income, High Yield, Growth, Opportunity Growth, Mid Cap Growth, or World Growth Portfolios.

     The net asset value of shares of the Money Market Portfolio will normally remain at $1.00 per share, because the net investment income of this Portfolio (including realized gains and losses on Portfolio holdings) will be declared as a dividend each time the Portfolio's net income is determined (see "Dividends, Distributions and Taxes"). If, in the view of the Board of Directors of the Fund, it is inadvisable to continue to maintain the net asset value of the Money Market Portfolio at $1.00 per share, the Board reserves the right to alter the procedure. The Fund will notify shareholders of any such alteration.

     The Fund values all short-term debt obligations in the Money Market
Portfolio on an amortized cost basis.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund intends to qualify as a Regulated Investment Company under certain provisions of the Internal Revenue Code of 1986, as amended (the
"Code"). Under such provisions, the Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to the Account. Generally, each Portfolio will be treated as a separate corporation for Federal income tax purposes. This means that the investment results of each Portfolio will determine whether the Portfolio qualifies as a Regulated Investment Company and will determine the net ordinary income (or loss) and net realized capital gains (or losses) of the Portfolio.

     The Fund intends to distribute as dividends substantially all the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of each Portfolio, other than the Money Market Portfolio, will consist of all payments of dividends (other than stock dividends) or interest received by such Portfolio less the estimated expense of such Portfolio (including fees payable to the Adviser). Net investment income of the Money Market Portfolio consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) plus or minus all realized gains and losses, (iii) less the expenses of the Portfolio (including the fees payable to the Adviser).

     Dividends on each of the Portfolios will be declared and reinvested in additional full and fractional shares of that Portfolio. Shares will begin accruing dividends on the day following the date on which they are issued.
Dividends will be declared and reinvested daily on the Income Portfolio, on the High Yield Portfolio and on the Money Market Portfolio, quarterly on the Growth Portfolio, and annually on the Opportunity Growth Portfolio, Mid Cap
Growth Portfolio, and the World Growth Portfolio, although the Fund may make distribution of dividends on any Portfolio more frequently.

     The Fund will also declare and distribute annually all net realized capital gains of the Fund, other than short-term gains of the Money Market
Portfolio, which are declared as dividends daily. A capital gain distribution will usually be made in February.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative actions.


MANAGEMENT OF THE FUND

Directors of the Fund

     The business and affairs of the Fund are managed under the direction of its Board of Directors.

Investment Adviser

     Lutheran Brotherhood (the "Adviser") has served as the investment adviser of the Fund since January, 1994. The Adviser, founded in 1917 as a fraternal benefit society, is owned by and operated for its members, under the laws of Minnesota. The Adviser has been engaged in the investment advisory business since 1970, either directly or through the indirect ownership of Lutheran Brotherhood Research Corp. ("LBRC"), the Fund's investment adviser prior to January 31, 1994. Lutheran Brotherhood has managed its own portfolio of investment assets since its inception in 1917.
Lutheran Brotherhood's assets as of December 31, 1996 were $11.8 billion.
Additionally, through an indirect subsidiary, Lutheran Brotherhood Research
Corp., Lutheran Brotherhood also manages $4.09 billion of assets of eight other mutual funds. LBVIP is also an indirect subsidiary of Lutheran
Brotherhood. Lutheran Brotherhood's principal business address is 625 Fourth
Avenue South, Minneapolis, Minnesota 55415.

     Prior to the time Lutheran Brotherhood was named investment adviser to the Fund, Lutheran Brotherhood Research Corp. (LBRC), an indirect subsidiary of Lutheran Brotherhood, served as investment adviser to the Fund. All of the personnel employed by Lutheran Brotherhood to perform investment advisory services for the Fund are substantially the same as the personnel that performed such services on behalf of LBRC. The Fund's Portfolio
Managers and their experience and qualifications are described as follows:

     Michael A. Binger, Portfolio Manager of Lutheran Brotherhood, has been the Portfolio Manager of the Opportunity Growth Portfolio of the Fund since inception January 18, 1996. Mr. Binger has been with Lutheran Brotherhood since 1987.

     Brian L. Thorkelson, Portfolio Manager of Lutheran Brotherhood, serves as the Portfolio Manager of Mid Cap Growth Portfolio. Mr. Thorkelson has been with Lutheran Brotherhood since 1987.

     Scott A. Vergin, Portfolio Manager of Lutheran Brotherhood, has been the Portfolio Manager of the Growth Portfolio of the Fund since October 31,
1994. Mr. Vergin has been with Lutheran Brotherhood since 1984.

     Thomas N. Haag, Assistant Vice President of Lutheran Brotherhood, has been the Portfolio Manager of the Fund's High Yield Portfolio Fund since
1992. Mr. Haag has been with Lutheran Brotherhood since 1986.

     Charles E. Heeren, Vice President and Manager of the Lutheran
Brotherhood Bond Department, has been the Portfolio Manager of the Fund's
Income Portfolio since 1987. Mr. Heeren has been with Lutheran Brotherhood since 1976.

     Gail R. Onan, Portfolio Manager of Lutheran Brotherhood, has been the portfolio manager of the Fund's Money Market Portfolio since January, 1994. Ms.
Onan has been with Lutheran Brotherhood since 1986.

     Lutheran Brotherhood has engaged Rowe Price-Fleming International, Inc.
("Price-Fleming") as investment sub-advisor for the World Growth Portfolio.
Price-Fleming was founded in 1979 as a joint venture between T. Rowe Price
Associates, Inc. and Robert Fleming Holdings Limited. Price-Fleming is one of the world's largest international mutual fund asset managers with approximately $29.2 billion under management as of December 31, 1996 in its offices in Baltimore, London, Tokyo and Hong Kong. Price-Fleming has an investment advisory group that has day-to-day responsibility for managing the World Growth Portfolio and developing and executing the Portfolio's investment program. The members of the advisory group are listed below.

     Martin G. Wade, Christopher Alderson, Peter Askew, David Boardman,
Richard J. Bruce, Mark T.J. Edwards, John R. Forde, Robert C. Howe, James
B.M. Seddon, Benedict R.F. Thomas, and David J.L. Warren.

     Martin Wade joined Price-Fleming in 1979 and has 26 years of experience with Fleming Group (Fleming Group includes Robert Fleming Holdings Ltd.
and/or Jardine Fleming International Holdings Ltd.) in research, client service and investment management, including assignments in the Far East and the United States.

     Peter Askew joined Price-Fleming in 1988 and has 20 years of experience managing multicurrency fixed income portfolios. Christopher Alderson joined
Price-Fleming in 1988, and has eight years of experience with the Fleming
Group in research and portfolio management, including an assignment in Hong
Kong. David Boardman joined Price-Fleming in 1988 and has 20 years experience in managing multicurrency fixed income portfolios. Richard J.
Bruce joined Price-Fleming in 1991 and has six years of experience in investment management with the Fleming Group in Tokyo. Mark J.T. Edwards joined Price-Fleming in 1986 and has 14 years of experience in financial analysis, including three years in Fleming European research. John R. Ford joined Price-Fleming in 1982 and has 15 years of experience with Fleming
Group in research and portfolio management, including assignments in the Far
East and the United States. Robert C. Howe joined Price-Fleming in 1986 and has 15 years of experience in economic research in Japan. James B.M. Seddon joined Price-Fleming in 1987 and has eight years of experience in investment management. Benedict R.F. Thomas joined Price-Fleming in 1988 and has six years of portfolio management experience, including assignments in London and Baltimore. David J.L. Warren joined Price-Fleming in 1984 and has 15 years experience in equity research, fixed income research and portfolio management, including an assignment in Japan.

     The Fund has entered into an Investment Advisory Agreement with the Adviser under which the Adviser will, subject to the direction of the Board of Directors of the Fund, carry on the day-to-day management of the Fund, and provide advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund's investment objectives, policies and restrictions. The Adviser also furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund. The Investment Advisory Agreement provides that the Fund will pay, or provide for the payment of, all of its own expenses including, without limitation, the compensation of the directors who are not affiliated with Lutheran Brotherhood or LBVIP, governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Fund, fees and expenses of the independent auditors, of legal counsel and of any transfer agent, registrar and dividend disbursing agent of the Fund, expenses of preparing, printing and mailing prospectuses, shareholders' reports, notices, proxy statements and reports to governmental officers and commissions, expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums, fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and keeping of books and calculating the net asset value of the shares of the Portfolios of the Fund, expenses of shareholders' meetings and expenses relating to the issuance, registration and qualification of shares of the Fund. Lutheran Brotherhood and LBVIP have agreed with the Fund to pay, or to reimburse the Fund for the payment of, all of the foregoing expenses.

     The Adviser receives an investment advisory fee as compensation for its services to the Fund. The fee is a daily charge equal to an annual rate of
 .40% of the aggregate average daily net assets of the Money Market, Income, High Yield, Growth, Mid Cap Growth, and Opportunity Growth Portfolios and
 .85% of the aggregate average daily net assets of the World Growth
Portfolio.

     Lutheran Brotherhood pays the Sub-advisor for the World Growth
Portfolio an annual sub-advisory fee for the performance of sub-advisory services. The fee payable is equal to a percentage of the that Portfolio's average daily net assets. The percentage decreases as the Portfolio's assets increase. For purposes of determining the percentage level of the sub-advisory fee for the Portfolio, the assets of the Portfolio are combined with the assets of the Lutheran Brotherhood World Growth Fund, another fund with investment objectives and policies that are similar to the World Growth
Portfolio and for which the Sub-advisor also provides sub-advisory services.
The sub-advisory fee Lutheran Brotherhood pays the Sub-advisor is equal to the World Growth Portfolio's pro rata share of the combined assets of the Portfolio and the Lutheran Brotherhood World Growth Fund and is equal to
 .75% of combined average daily net assets up to $20 million, .60% of combined average daily net assets over $20 million but not over $50 million, and .50% of combined average daily net assets over $50 million. When the combined assets of the World Growth Portfolio and the Lutheran Brotherhood
World Growth Fund exceed $200 million, the sub-advisory fee for the World
Growth Portfolio is equal to .50% of all of the Portfolio's average daily net assets.


OTHER INFORMATION CONCERNING THE FUND

Incorporation and Authorized Stock

     The Fund was incorporated under Minnesota law on February 24, 1986.
The shares of capital stock of the Fund are divided into seven classes:
Money Market Portfolio Capital Stock, Income Portfolio Capital Stock, High
Yield Portfolio Capital Stock, Growth Portfolio Capital Stock, Opportunity
Growth Portfolio Capital Stock, Mid Cap Growth Capital Stock, and World
Growth Portfolio Capital Stock. Unissued shares of any of the classes of capital stock may be reallocated to any new or existing class or classes as determined by the Fund's Board of Directors. The Fund may in the future issue shares of additional classes through the creation of one or more new portfolios.

     Each share of stock will have a pro rata interest in the assets of the Portfolio to which the stock of that class relates and will have no interest in the assets of any other Portfolio. Holders of shares of any Portfolio are entitled to redeem their shares as set forth under "Purchase and Redemption of Shares".


Voting Rights

     The voting rights of Contract owners, and limitations on those rights, are explained in the accompanying prospectus relating to the Contracts.
Lutheran Brotherhood and LBVIP, as the owners of the assets in the Accounts, are entitled to vote all of the shares of the Fund held to fund the benefits under the Contracts, but it will generally do so in accordance with the instructions of Contract owners. Any such shares of a Portfolio attributable to a Contract for which no timely voting instructions are received, and any shares of that Portfolio held by Lutheran Brotherhood, LBVIP or any of their affiliates for their own account, will be voted by Lutheran Brotherhood or LBVIP in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Under certain circumstances described in the accompanying Contract prospectus, however, Lutheran Brotherhood and LBVIP may disregard voting instructions received from Contract owners.

     Shareholders are entitled to one vote for each share held. Because the per share purchase price of shares of different Portfolios will not, generally, be the same (initial purchase price for shares of the Growth
Portfolio, the High Yield Portfolio and the Income Portfolio was $10 per share, as compared to $1 per share for the Money Market Portfolio), the number of votes obtained as a result of a particular amount invested will generally vary depending on which Portfolio's shares are purchased (for example, using the initial purchase prices set forth above, a $100 investment in the Money Market Portfolio would result in 100 votes, whereas the same investment in any one of the other Portfolios would result in only
10 votes).

     The Fund's Bylaws provide that regular meetings of the shareholders of the Fund may be held on an annual or less frequent basis as determined by the Board of Directors of the Fund; provided, however, that if a regular meeting has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders by written demand given to the Chief Executive Officer or Chief Financial
Officer of the Fund.


Calculation of Performance

     From time to time the Fund advertises the Money Market Portfolio's
"yield" and "effective yield". Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized". That is, the, amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The annualized current yield and effective yield for the seven-day base period ended December 31, 1996, was 5.12% and 5.25%, respectively. For more information, see the Statement of Additional Information.

     Also, the Fund may advertise for the Portfolios other than the Money
Market Portfolio a yield quotation based on a 30-day (or one month) period computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period. The current yield for the 30-day base period ended December 31, 1996 for the High Yield Portfolio was 10.22%. The current yield for the same 30-day base period for the Income Portfolio was 6.68%. For more information, see the Statement of Additional Information.

     From time to time, the Fund advertises the average annual total return quotations for the Portfolios for the 1, 3, 5 and 10-year periods (or such shorter time period during which the Fund's shares have been offered), computed by finding the average annual compounded rates of return over the 1, 3, 5 and 10-year periods (or such shorter time period during which the Fund's shares have been offered) that would equate the initial amount invested to the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 3, 5 or 10-year periods (or such shorter time period during which the Fund's shares have been offered).

     The average annual total returns for the 1-year, 3-year and 5-year periods ended December 31, 1996, and for the period from the Fund's effective date through December 31, 1996 for the Portfolios are as follows:

                                                                     From
                                       1 Year  3 Years   5 Years   Inception

     Opportunity Growth
         Portfolio (1/18/96)              N/A       N/A       N/A    19.17%
     World Growth Portfolio 1/18/96)      N/A       N/A       N/A    10.41%
     Growth Portfolio (1/9/87)         22.44%    16.99%    13.77%    12.52%
     High Yield Portfolio (11/2/87)    11.55%     8.45%    13.47%    12.76%
     Income Portfolio (1/9/87)          3.21%     5.51%     7.44%     8.30%
     Money Market Portfolio (1/9/87)    5.20%     4.96%     4.25%     5.77%

     Average annual total return quotations assume a steady rate of growth.
Actual performance fluctuates and will vary from the quoted results for periods of time within the quoted periods. For more information, see the Statement of Additional Information.

     Quotations of yield or total return for the Fund will not take into account charges or deductions against any Account to which the Fund shares are sold or charges and deductions against the Contracts issued by Lutheran
Brotherhood or LBVIP. The Portfolios' yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Account or the Contract. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolios' investment objectives and policies, characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Portfolios, see the Statement of Additional Information.


Comparative Performance

     The Portfolios' performance reported from time to time in advertisements and sales literature may be compared to generally accepted indices or analyses such as those provided by Lipper Analytical Service, Inc., Standard & Poor's and Dow Jones. Performance ratings reported periodically in financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, FORTUNE, FINANCIAL PLANNING and the WALL STREET JOURNAL will be used.


Portfolio Reports

     The Fund will send each shareholder, at least annually, reports showing as of a specified date the number of shares in each Portfolio credited to the shareholder. The Fund will also send Contract owners' reports semiannually showing the financial condition of the Portfolios and the investments held in each. The annual report may take the form of an updated copy of this Prospectus.


Transfer Agent and Dividend Disbursing Agent

     State Street Bank and Trust Company, Boston, Massachusetts, is the transfer agent and dividend disbursing agent for the Fund. The Bank is also custodian of the assets of the Fund.


Shareholder Inquiries

     Shareholder inquiries with respect to the Fund should be addressed to LB Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, attention: Secretary.



DESCRIPTION OF DEBT RATINGS

Moody's Investors Service, Inc. describes grades of corporate debt securities and "Prime-1" and "Prime-2" commercial paper as follows:

Bonds:

Aaa     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa     Bonds which are rated Baa are considered as medium grade
obligations, i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba     Bonds which are rated Ba are judged to have speculative elements;
their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca     Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C     Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations.
Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     *  Leading market positions in well-established industries.
     *  High rates of return of funds employed.
     * Conservative capitalization structures with moderate reliance on debt and ample asset protection.
     * Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     * Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations.
This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Standard & Poor's Corporation describes grades of corporate debt securities and "A" commercial paper as follows:

Bonds:

AAA     Debt rated AAA has the highest rating assigned by Standard & Poor's.
Capacity to pay interest and repay principal is extremely strong.

AA     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A     Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.  However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB     Debt rated BBB exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments of the obligation in this category than in higher rated categories.

BB,B,
CCC,
CC,C     Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Commercial Paper:  Commercial paper rated A by Standard & Poor's
Corporation has the following characteristics: liquidity ratios are better than the industry average; long-term senior debt rating is "A" or better
(however, in some cases BBB credits may be acceptable); the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Also, the issuer's industry typically is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.


ADDITIONAL INFORMATION

     This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration
Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

     Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

series\n-1a\1997-2\pro10.doc


                    STATEMENT OF ADDITIONAL INFORMATION

                           LB SERIES FUND, INC.

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for LB Series Fund, Inc. (the
"Fund") dated January 30, 1998. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus for the Fund. A copy of the Prospectus for the Fund may be obtained from LB Series Fund, Inc., 625 Fourth Avenue South,
Minneapolis, Minnesota 55415.


TABLE OF CONTENTS
                                                                    PAGE
THE FUND
INVESTMENT OBJECTIVES AND POLICIES
  Securities in Which the Portfolios May
      Currently Invest
   Additional Investment Restrictions Applicable
      to the Portfolios
   Loans of Portfolio Securities
   Portfolio Turnover Policy
FOREIGN FUTURES AND OPTIONS - WORLD GROWTH PORTFOLIO
FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES
HYBRID INSTRUMENTS
INVESTMENT RISKS - WORLD GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
   Directors and Officers of the Fund
COMPENSATION OF DIRECTORS AND OFFICERS
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
INVESTMENT ADVISORY AND OTHER SERVICES
   Investment Adviser
   Custodian
   Independent Accountants
PORTFOLIO BROKERAGE AND RELATED PRACTICES
BROKERAGE COMMISSIONS
ROWE PRICE-FLEMING AFFILIATED TRANSACTIONS
CAPITAL STOCK
DETERMINATION OF THE NET ASSET VALUE
CALCULATION OF PERFORMANCE
   Money Market Portfolio
   Other Portfolios
TAX STATUS
ADDITIONAL INFORMATION
REPORT OF INDEPENDENT ACCOUNTANTS AND
FINANCIAL STATEMENTS


                    The date of this Statement of Additional
                       Information is January 30, 1998.


                                 THE FUND

     LB Series Fund, Inc. (the "Fund"), a diversified open-end management investment company, is a Minnesota corporation organized on February 24, 1986. Prior to January 31, 1994, the Fund was known as LBVIP Series Fund,
Inc. The Fund is made up of seven separate Portfolios:  the Money Market
Portfolio, the Income Portfolio, the High Yield Portfolio, the Growth
Portfolio, the Opportunity Growth Portfolio, the Mid Cap Growth Portfolio, and the World Growth Portfolio. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock is issued with respect to each Portfolio.

                         INVESTMENT OBJECTIVES AND POLICIES

     The following information supplements the discussion under "Investment
Objectives and Policies of the Portfolios" in the Fund's Prospectus.

Securities in Which the Portfolios May Currently Invest

     The Money Market Portfolio, and the other Portfolios to the extent their investment policies so provide, as discussed in the Prospectus, may invest in the following liquid, short-term debt securities regularly bought and sold by financial institutions:

     1. U.S. Treasury Bills and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These are debt securities (including bills, certificates of indebtedness, notes and bonds) issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government that is established under the authority of an act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Export--Import Bank, the
Federal Farm Credit Bank and the Federal Home Loan Bank. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal of them is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United
States, to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself.

     2. U.S. dollar denominated obligations (including certificates of deposit, bankers' acceptances, letters of credit and time deposits) of any United States bank, savings and loan association or savings bank or foreign branches thereof, or U.S. dollar denominated obligations of banks organized under the laws of Australia, Canada, France, Germany, Japan, the Netherlands, Switzerland or the United Kingdom, provided that such bank or savings and loan association has, at the time of the Portfolio's investment, total assets of at least $1 billion or the equivalent. The term
"certificates of deposit" includes both Eurodollar certificates of deposit, which are traded in the over--the--counter market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States. Also included within the term "certificates of deposit" are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks held in the United
States (Yankee-Dollar Certificates of Deposit).

     "Certificates of deposit" are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year). "Bankers' acceptances" are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. "Time deposits" are non-negotiable deposits in a bank for a fixed period of time.

     3. Commercial paper issued by domestic corporations which at the date of investment has been found by the Portfolio's Adviser to have minimal credit risk and is rated "high quality" by Moody's Investors Service, Inc.
("Moody's") or Standard & Poor's Corporation ("S&P"), provided that in no event will the Portfolio invest in commercial paper rated lower than Prime-2 by Moody's or A-2 by S&P or, if not rated, issued by domestic corporations which have an outstanding senior long-term debt issue rated Baa or better by Moody's or BBB or better by S&P. In the case where commercial paper has received different ratings from different services, such commercial paper is an acceptable investment so long as at least one rating is a top quality rating and provided the commercial paper presents minimal credit risk. The
Portfolio will not invest more than 5% of its assets in securities that have received different ratings from different services, and will invest no more than 1% of its assets in the securities of one issuer, when such securities have received different ratings. Long term corporate debt issues having less than 397 days to maturity are deemed to be commercial paper and to have a credit risk equal to the issuer's commercial paper rating. See "Description of Debt Ratings" for an explanation of the ratings issued by Moody's and S&P. "Commercial paper" consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

     4. Other corporate obligations issued by domestic corporations which at the date of investment are rated Baa or better by Moody's or BBB or better by S&P, except that the High Yield Portfolio may invest in corporate obligations that are rated Ba or lower by Moody's, BB or lower by S&P, rated similarly by any other nationally-recognized statistical rating organization, or, if not rated, such securities may be of comparable quality in the opinion of the Fund's investment adviser. See "Description of Debt
Ratings" for rating information. "Corporate obligations" are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs.

     5. Variable amount demand master notes issued by domestic corporations which, at the date of investment, either (a) have an outstanding senior long-term debt issue rated Baa or better by Moody's (Aa or better if purchased by the Money Market Portfolio) or BBB or better by S&P (AA or better if purchased by the Money Market Portfolio), or (b) do not have rated long-term debt outstanding but have commercial paper rated at least Prime-2 by Moody's or A-2 by S&P. Additionally, ratings on such variable amount demand master notes held by the High Yield Portfolio may carry a long term rating of Ba or lower by Moody's or BB or lower by S&P. The Money Market
Portfolio may also invest in variable amount demand master notes if (a) such securities have a high quality short-term debt rating from an unaffiliated, nationally-recognized statistical rating organization or, if not rated, such securities are of comparable quality as determined by management of the Fund, and (b) the demand feature of such securities described below is unconditional, that is, exercisable even in the event of a default in the payment of principal or interest on the underlying securities. Variable amount demand master notes are unsecured obligations that permit the investment by the Portfolio of amount that may fluctuate daily, at varying rates of interest pursuant to direct arrangements between the Portfolio and the issuing corporation. Although callable on demand by the Portfolio, these obligations are not marketable to third parties. They will not be purchased unless the Fund's investment adviser (the "Adviser") has determined that the issuer's liquidity is such as to enable it to pay the principal and interest immediately upon demand.

     The Money Market Portfolio, in accordance with the requirements of the Securities and Exchange Commission rule that permits the use of the amortized cost accounting method of valuation (see "Determination of Net
Asset Value"), will limit its investments to those U.S. dollar-denominated instruments which management of the Fund determines present minimal credit risks and which are of "high quality" as determined by any major rating service (Aa or better by Moody's, AA or better by S&P for corporate debt securities; Prime-2 or better by Moody's, A-2 or better by S&P for commercial paper; see the preceding paragraph with regard to variable amount demand master notes) or, in the case of any instrument that is not rated, of comparable quality as determined by management of the Fund.

     A description of repurchase agreements, reverse repurchase agreements and when-issued and delayed delivery securities appears in the Fund's
Prospectus under "Investment Objectives and Policies of the Prospectus--
Money Market Portfolio".

     The Fund may invest in the securities of foreign issuers including, as noted above, certain obligations of foreign banks and foreign branches of U.S. banks. Investments in such securities involve risks that are different in some respects from an investment in obligations of domestic issuers, including future political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the payment of principal and interest on such securities. In addition, there might be less publicly available information about such foreign issuers than about domestic issuers, and such foreign issuers may not be subject to the same accounting, auditing and financial standards and requirements as domestic issuers. Finally, in the event of default, judgments against a foreign issuer might be difficult to obtain or enforce. Additional information concerning the risks of foreign investing that applies to the World Growth Portfolio is stated below.


Additional Investment Restrictions Applicable to the Portfolios

     In addition to the investment restrictions applicable to the Portfolios described in the Prospectus, none of the Portfolios will:

     1. Buy or sell real estate, mortgages, commodities or commodity contracts, although the Portfolios may buy and sell securities which are secured by real estate and securities of real estate investment trusts and of other issuers that engage in real estate operations, and except that the Portfolios may enter into financial futures contracts, may purchase put options on financial futures contracts and may purchase and sell call options on financial futures contract, if such transactions are for purposes of hedging the Fund's portfolio.

     2. Acquire securities for the purpose of exercising control or management of any company except in connection with a merger, consolidation, acquisition or reorganization.

     3.  Make short sales.

     4. Purchase securities on margin or otherwise borrow money or issue senior securities except that a Portfolio, in accordance with its investment objectives and policies, may enter into reverse repurchase agreements and purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus under "Investment Objectives and Policies of the Portfolios--Money Market Portfolio".

     5. Lend money, except that loans of up to 10% of the value of each Portfolio may be made through the purchase of privately placed bonds, debentures, notes and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly trade debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a Portfolio in accordance with its investment objectives and policies.

     6. Underwrite the securities of other issuers, except where the Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that a Portfolio may make pursuant to paragraph 5 above.

     7. Purchase securities of a company in any industry if as a result of the purchase a Portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry.

     8. Buy or sell the securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions, or except as part of a merger, consolidation or other acquisition.


     Certain additional investment restrictions are applicable only to the Money Market Portfolio. That Portfolio will not:

     1. Invest in oil and gas interests, common stock, preferred stock, warrants or other equity securities.

     2. Invest in any security with a remaining maturity in excess of one year, except that securities held pursuant to repurchase agreements may have a remaining maturity of more than one year.

     All of the investment restrictions set forth above are fundamental to the operations of the Fund and may not be changed except with the approval of the holders of a majority of the outstanding shares of the Portfolio affected (which for this purpose and under the Investment Company Act of 1940 means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (b) more than 50% of the outstanding shares). The policies by which a Portfolio seeks to achieve its investment objectives, however, are not fundamental. They may be changed by the Board of Directors of the Fund without the approval of the shareholders.

     Investment limitations may also arise under the insurance laws and regulations of certain states which may impose additional restrictions on the Portfolios.

Loans of Portfolio Securities

     The Income, High Yield, Growth, Opportunity Growth, Mid Cap Growth, and
World Growth Portfolios may from time to time lend the securities they hold to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities, or irrevocable standby letters of credit in an amount at all times equal to at least the market value of the loaned securities plus the accrued interest and dividends. During the time securities are on loan, the lending Portfolio will continue to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The lending Portfolio will not have the right to vote securities on loan, but would likely terminate the loan and retain the right to vote if that were considered important with respect to the investment.

     The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any thereof. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

     No Portfolio will lend securities to broker-dealers affiliated with the Adviser. This will not affect a Portfolio's ability to maximize its securities lending opportunities.


Portfolio Turnover Policy

     The portfolio turnover rate is, generally, the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the portfolio, in each case excluding securities with maturities of one year or less. A higher portfolio turnover rate generally indicates a greater number of purchases or sales by a portfolio, resulting in greater expense to the portfolio in the form of brokerage commissions and underwriters' concessions. For a description of how each of the portfolios conducts sale and purchase transactions see the section below entitled, "Portfolio
Brokerage and Related Practices."

     The annual portfolio turnover rates for the Income Portfolio, High
Yield Portfolio, and Growth Portfolio for the fiscal years ended December
31, 1995 and 1996 are as follows:

     Fiscal Years Ended December 31,     1995      1996

     Income Portfolio                    132%      150%
     High Yield Portfolio                 67%      107%
     Growth Portfolio                    184%      223%

The portfolio turnover rate for the Opportunity Growth Portfolio and the World Growth Portfolio for the period January 18, 1996 through December 31,
1996 is 155% and 9%, respectively.

The portfolio turnover rate for the Mid Cap Growth Portfolio is expected to be no higher than 100% in its first year of operation.

               FOREIGN FUTURES AND OPTIONS - WORLD GROWTH PORTFOLIO

     Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National
Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time your order is placed and the time it is liquidated, offset or exercised.

                FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

FOREIGN CURRENCY WARRANTS. Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash
(generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.
Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S.
dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.
Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining
"time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options
Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity
(generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

PERFORMANCE INDEXED PAPER. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time
(generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

                          HYBRID INSTRUMENTS

     Hybrid Instruments (a type of potentially high risk derivative) have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument
(hereinafter "Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity, particular currency, or a domestic foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

     The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures, options, and forward contracts herein for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between the Fund and the seller of the Hybrid Instrument, the creditworthiness of the contra party to the transaction would be a risk factor which the Fund would have to consider.
Hybrid Instruments also may not be subject to regulation of the Commodities
Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

                    INVESTMENT RISKS - WORLD GROWTH PORTFOLIO

     There are special risks in investing in the World Growth Portfolio, as discussed in the Prospectus. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Portfolio will invest ("Portfolio Companies"). Many of the risks are more pronounced for investments in developing or emerging countries.
Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $5,000.

     Investors should understand that all investments have a risk factor.
There can be no guarantee against loss resulting from an investment in the Portfolio, and there can be no assurance that the Portfolio's investment policies will be successful, or that its investment objective will be attained. The Portfolio is designed for individual and institutional investors seeking to diversify beyond the United States in an actively researched and managed portfolio, and is intended for long-term investors who can accept the risks entailed in investment in foreign securities. In addition to the general risks of foreign investing described in the Fund's
Prospectus, other risks include:

INVESTMENT AND REPATRIATION RESTRICTIONS. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the cost and expenses of a Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. Although these restrictions may in the future make it undesirable to invest in these countries, the Advisor and Sub-advisor do not believe that any current repatriation restrictions would affect its decision to invest in these countries.

MARKET CHARACTERISTICS. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Fund's portfolio securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, the Philippines'
National Assembly was dissolved in 1986 following a period of intense political unrest and the removal of President Marcos. During the 1960's, the high level of communist insurgency in Malaysia paralyzed economic activity, but by the 1970's these communist forces were suppressed and normal economic activity resumed. In 1991, the existing government in Thailand was overthrown in a military coup. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border between North and South Korea.

     Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economics. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

INFORMATION AND SUPERVISION. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

TAXES. The dividends and interest payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

COSTS. Investors should understand that the expense ratio of the World
Growth Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio are higher.

OTHER. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

EASTERN EUROPE. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.
In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund's assets invested in such countries and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. The Fund will only invest in a company located in, or a government of, Eastern Europe or Russia, if the Sub-advisor believes the potential return justifies the risk. To the extent any securities issued by companies in Eastern Europe and Russia are considered illiquid, the Portfolio will be required to include such securities within its 15% restriction on investing in illiquid securities.

     It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.

     The Portfolio may invest in investment portfolios which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Portfolio's investment in these portfolios is subject to the provisions of the 1940 Act discussed below. If the Portfolio invests in such investment portfolios, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Investment
Manager), but also will bear indirectly similar expenses of the underlying investment portfolios. In addition, the securities of these investment portfolios may trade at a premium over their net asset value.

     Apart from the matters described herein, the Fund is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Fund as described in the Fund's Prospectus and this Statement. It should be noted, however, that this situation could change at any time.

FOREIGN CURRENCY TRANSACTIONS. The World Growth Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.

     Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above, and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's portfolio securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

     At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.
It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

     Although the Portfolio values its assets daily in terms of U.S.
dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment portfolios to permit indirect foreign investment in such securities. For tax purposes these portfolios may be known as Passive Foreign Investment Companies. The Portfolio is subject to certain percentage limitations under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.

     For an additional discussion of certain risks involved in foreign investing, see this Statement and the Fund's Prospectus under "World Growth
Portfolio Investment Risks".


                              MANAGEMENT OF THE FUND

Directors and Officers of The Fund

     The names of all directors and officers of the Fund, the position each holds with the Fund and the principal occupation of each are shown below.

Name and Address, Position with the Fund, Age, Principal Occupation During
Past 5 Years

Rolf F. Bjelland*, President, Director and Chairman, 625 Fourth Ave. S.,
Minneapolis, MN, Age 59

Investment Officer, Lutheran Brotherhood; President and Director, Lutheran
Brotherhood Research Corp.; Director and Vice President--Investments,
Lutheran Brotherhood Variable Insurance Products Company; Director and
Executive Vice President, Lutheran Brotherhood Financial Corporation;
Director, Lutheran Brotherhood Securities Corp.; Director, Lutheran
Brotherhood Real Estate Products Company; President, Trustee and Chairman of
The Lutheran Brotherhood Family of Funds Funds**.


Charles W. Arnason, Director, 101 Judd Street, Suite 1, Marine-On-St. Croix,
MN, Age 69

Attorney-At-Law; formerly Partner,  Head, Hempel, Seifert & Vander Weide;
formerly Executive Director of Minnesota Technology Corridor; formerly
Senior Vice President, Secretary and General Counsel of Cowles Media
Company; Trustee of The Lutheran Brotherhood Family of Funds**.


Herbert F. Eggerding, Jr., Director, 12587 Glencroft Dr., St. Louis, MO, Age
60

Retired Executive Vice President and Chief Financial Officer, Petrolite
Corporation; Director, Wheat Ridge Foundation; Director, Lutheran Charities
Association; Trustee of the Lutheran Brotherhood Family of Funds**.


Noel K. Estenson, Director, CENEX, Inc., P.O. Box 64089, St. Paul, MN, Age
58

Chairman, CENEX, Inc.  Trustee of the Lutheran Brotherhood Family of Funds**


Connie M. Levi, Director, PO Box 675325, Rancho Santa Fe, CA, Age 58

Retired President of the Greater Minneapolis Chamber of Commerce; Directors or member of numerous governmental, public service and non-profit boards and organizations; Trustee of The Lutheran Brotherhood Family of Funds**.


Bruce J. Nicholson*, Director, 625 Fourth Ave. S., Minneapolis, MN, Age 51

Executive Vice President and Chief Financial Officer, Lutheran Brotherhood;
Director, Executive Vice President and Chief Financial Officer, Lutheran
Brotherhood Financial Corporation; Director, Lutheran Brotherhood Research
Corp.; Director, Lutheran Brotherhood Securities Corp.; Director and Chief
Financial Officer, Lutheran Brotherhood Variable Insurance Products Company;
Director, Lutheran Brotherhood Real Estate Products Company; Trustee, The
Lutheran Brotherhood Family of Funds**.


Ruth E. Randall, Director, 25 Stanley, #A2, West Hartford, CT, Age 68

Retired Interim Dean, Division of Continuing Studies, University of
Nebraska-Lincoln; formerly Associate Dean and Professor, Department of
Educational Administration, Teachers College, University of Nebraska-
Lincoln; Commissioner of Education for the State of Minnesota; formerly
Superintendent of Schools, Independent School District #196, Rosemount,
Minnesota; Director or member of numerous governmental, public service and non-profit boards and organizations; Trustee of The Lutheran Brotherhood
Family of Funds**.


James M. Walline, Vice President, 625 Fourth Ave. S., Minneapolis, MN, Age
52

Vice President, Lutheran Brotherhood; Vice President, Lutheran Brotherhood
Research Corp.; Vice President, Lutheran Brotherhood Variable Insurance
Products Company; Vice President of The Lutheran Brotherhood Family of
Funds**.


Richard B. Ruckdashel, Vice President, 625 Fourth Ave. S., Minneapolis, MN,
Age 42

Vice President, Lutheran Brotherhood; Assistant Vice President, Lutheran
Brotherhood Variable Insurance Products Company; Assistant Vice President,
Lutheran Brotherhood Securities Corp.; Vice President of The Lutheran
Brotherhood Family of Funds**.


Wade M. Voigt, Treasurer, 625 Fourth Ave. S., Minneapolis, MN, Age 41

Assistant Vice President, Mutual Fund Accounting, Lutheran Brotherhood;
Treasurer of The Lutheran Brotherhood Family of Funds**.


Otis F. Hilbert, Vice President and Secretary, 625 Fourth Ave. S.,
Minneapolis, MN, Age 60

Vice President, Lutheran Brotherhood; Counsel, Vice President and Secretary,
Lutheran Brotherhood Securities Corp.; Counsel and Secretary of Lutheran
Brotherhood Research Corp.; Vice President and Secretary, Lutheran
Brotherhood Real Estate Products Company; Vice President and Assistant
Secretary, Lutheran Brotherhood Variable Insurance Products Company; Vice
President and Secretary of The Lutheran Brotherhood Family of Funds**.


James R. Olson, Vice President, 625 Fourth Ave. S., Minneapolis, MN, Age 55

Vice President, Lutheran Brotherhood; Vice President, Lutheran Brotherhood
Securities Corp.; Vice President, Lutheran Brotherhood Research Corp.; Vice
President, Lutheran Brotherhood Variable Insurance Products Company; Vice
President of The Lutheran Brotherhood Family of Funds**.




     *The Investment Company Act of 1940 provides that no registered investment company shall have a board of directors more than 60% of the members of which are persons who are interested persons of the Adviser or the Fund. The membership of the Board complies with this requirement.
Certain actions of the Board, including the annual continuance of the Investment Advisory Agreement between the Fund and the Adviser, must be approved by a majority of the members of the Board who are not interested persons of the Adviser or the Fund. Mr. Bjelland and Mr. Nicholson are the only two of the six members of the Board who are interested persons of the Adviser or the Fund as that term is defined in the Investment Company Act of 1940.

     ** The Lutheran Brotherhood Family of Funds is a series mutual fund that includes the following separate funds: Lutheran Brotherhood
Opportunity Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran
Brotherhood Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood
Income Fund, Lutheran Brotherhood Municipal Bond Fund, and Lutheran
Brotherhood Money Market Fund.


                    COMPENSATION OF DIRECTORS AND OFFICERS

     The Fund make no payments to any of its officers for services performed for the Fund. Directors of the Fund who are not interested persons of the Fund are paid an annual retainer fee of $21,500 and an annual fee of $9,000 per year to attend meetings of Board of Directors of the Fund complex.

     Directors who are not interested persons of the Fund are reimbursed by the Fund for any expenses they may incur by reason of attending Board meetings or in connection with other services they may perform in connection with their duties as Directors of the Fund. The Directors receive no pension or retirement benefits in connection with their service to the Fund.

     For the fiscal year ended December 31, 1996, the Directors of the Fund received the following amounts of compensation either directly or in the form of payments into a deferred compensation plan:

                                                   Total
                              Aggregate        Compensation
Name and Position            Compensation    Paid by Fund and
of Person                     From Fund       Fund Complex(1)
-----------------            ------------    -----------------

Rolf F. Bjelland(2)           $0               $0
Chairman
and Director

Charles W. Arnason            $10,904          $29,500
Director

Herbert F. Eggerding, Jr.     $10,904          $29,500
Director


Connie M. Levi                $10,904          $29,500
Director

Bruce J. Nicholson(2)         $0               $0
Director

Ruth E. Randall               $10,904          $29,500
Director

(1) The "Fund Complex" includes The Lutheran Brotherhood Family of Funds and LB Series Fund, Inc.

(2)  "Interested person" of the Fund as defined in the Investment Company
     Act of 1940.


                CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Shares in the Fund are sold only to separate accounts (the "Accounts") of Lutheran Brotherhood and Lutheran Brotherhood Variable Insurance Products
Company ("LBVIP"), to fund benefits under various variable life insurance and annuity contracts issued by Lutheran Brotherhood and LBVIP (the
"Contracts").

     The voting rights of Contract owners, and limitations on those rights, are explained in separate prospectuses relating to such Contracts. Lutheran
Brotherhood and LBVIP, as the owners of the assets in the Accounts, are entitled to vote all of the shares of the Fund held to fund the benefits under the Contracts, but they will generally do so in accordance with the instructions of Contract owners. Any shares of a Portfolio attributable to a Contract for which no timely voting instructions are received, and any shares of that Portfolio held by Lutheran Brotherhood, LBVIP or any of their affiliates for their own account, will be voted by Lutheran Brotherhood and LBVIP in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Under certain circumstances described in the separate prospectus relating to the Contracts, however, Lutheran Brotherhood and LBVIP may disregard voting instructions received from Contract owners.

                   INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

     Lutheran Brotherhood (the "Adviser") is the investment adviser of the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. Lutheran Brotherhood, founded in 1917 under the laws of Minnesota, is a fraternal benefit society owned by and operated for its members. It is subject to regulation by the Insurance Division of the State of Minnesota as well as by the insurance departments of all the other states and jurisdictions in which it does business. LBVIP is an indirect subsidiary of Lutheran Brotherhood.

     Certain directors and officers of the Fund are also affiliates of Lutheran Brotherhood and/or LBVIP. See "Management of the Fund--Directors and Officers of the Fund".

     Investment decisions for the World Growth Portfolio are made by Rowe
Price-Fleming International, Inc. (the "Sub-advisor"), which Lutheran
Brotherhood has engaged the sub-advisor for that Portfolio. The Sub-advisor manages that Portfolio on a daily basis, subject to the overall direction of Lutheran Brotherhood and the Fund's Board of Directors.

     The Sub-advisor was founded in 1979 as a joint venture between T. Rowe
Price Associates, Inc. and Robert Fleming Holdings Limited. The Sub-advisor is one of the world's largest international mutual fund asset managers with approximately $29.2 billion under management as of December 31, 1996 in its offices in Baltimore, London, Tokyo and Hong Kong.

     The Advisory Contract provides that it shall continue in effect with respect to each Portfolio from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Portfolio (as defined in the 1940 Act) or by the Directors of the Fund, and (ii) in either event by a vote of a majority of the Directors who are not parties to the Advisory Contract or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

     The Sub-advisory Contract between the Fund and the Sub-advisor provides that it shall continue in effect with respect to the World Growth Portfolio from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Portfolio
(as defined in the 1940 Act) or by the Directors of the Fund, and (ii) in either event by a vote of a majority of the Directors who are not parties to the Sub-advisory Contract or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.
The Sub-advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

The Adviser receives an investment advisory fee as compensation for its services to the Fund. The fee is a daily charge equal to an annual rate of
 .40% of the aggregate average daily net assets of the Money Market, Income, High Yield, Growth, Opportunity Growth, and Mid Cap Growth Portfolios. The fee is a daily charge equal to an annual rate of .85% of the aggregate average daily net assets of the World Growth Portfolio. Each daily charge for the fee is divided among the Portfolios in proportion to their net assets on that day. During the fiscal periods ended December 31, 1996, 1995, and 1994, the Adviser earned $13,945,681, $9,372,835, and $7,450,844, respectively, as gross advisory fees.

     Lutheran Brotherhood pays the Sub-advisor for the World Growth
Portfolio an annual sub-advisory fee for the performance of sub-advisory services. The fee payable is equal to a percentage of the that Portfolio's average daily net assets. The percentage decreases as the Portfolio's assets increase. For purposes of determining the percentage level of the sub-advisory fee for the Portfolio, the assets of the Portfolio are combined with the assets of the Lutheran Brotherhood World Growth Fund, another fund with investment objectives and policies that are similar to the World Growth
Portfolio and for which the Sub-advisor also provides sub-advisory services.
The sub-advisory fee Lutheran Brotherhood pays the Sub-advisor is equal to the World Growth Portfolio's pro rata share of the combined assets of the Portfolio and the Lutheran Brotherhood World Growth Fund and is equal to
 .75% of combined average daily net assets up to $20 million, .60% of combined average daily net assets over $20 million but not over $50 million, and .50% of combined average daily net assets over $50 million. When the combined assets of the World Growth Portfolio and the Lutheran Brotherhood
World Growth Fund exceed $200 million, the sub-advisory fee for the World
Growth Portfolio is equal to .50% of all of the Portfolio's average daily net assets.

     The Investment Advisory Agreement provides that the Fund will pay, or provide for the payment of, the compensation of the directors who are not affiliated with the Adviser, Lutheran Brotherhood or LBVIP and all other expenses of the Fund (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Fund, fees and expenses of the independent auditors, of legal counsel and of any transfer agent, registrar and dividend disbursing agent of the Fund, expenses of preparing, printing and mailing prospectuses, shareholders' reports, notices, proxy statements and reports to governmental officers and commissions, expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums, fees and expenses of the Fund's custodian for all services to the Fund, expenses of calculating the net asset value of the shares of the Portfolio of the Fund, expenses of shareholders' meetings and expenses relating to the issuance, registration and qualification of shares of the Fund. Lutheran Brotherhood and LBVIP have agreed with the Fund to pay, or to reimburse the Fund for the payment of, all of the foregoing expenses.

     The Adviser also furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund.

     The Investment Advisory Agreement specifically provides that the Adviser, including its directors, officers and employees, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

     The Adviser, through the indirect ownership of Lutheran Brotherhood
Research Corp., also serves as the investment adviser to several other investment companies. When investment opportunities arise that may be appropriate for one of the Portfolios and one or more of such other companies, the Adviser will not favor one over another and may allocate investments among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on the investment objectives and current cash and investment position of each. Because the various entities for which the Adviser acts as investment adviser have different investment objectives and positions, the Adviser may from time to time buy a particular security for one or more such entities while at the same time it sells such securities for another.


Custodian

     State Street Bank and Trust Company, Boston, Massachusetts, is the custodian of the securities held by the Portfolios and is authorized to use various securities depository facilities, such as the Depository Trust
Company and the facilities of the book-entry system of the Federal Reserve
Bank. State Street Bank and Trust Company is also the transfer agent and dividend disbursing agent for the Fund.


Independent Accountants

     The independent accountant for the Fund is Price Waterhouse LLP.

                    PORTFOLIO BROKERAGE AND RELATED PRACTICES

     Except for the World Growth Portfolio, the Adviser is responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. The Sub-advisor is responsible for such functions for the World Growth Portfolio. Transactions on a stock exchange in equity securities for the Growth Portfolio, the Mid Cap Growth Portfolio, the Opportunity Growth Portfolio and the World Growth Portfolio will be executed primarily through brokers that will receive a commission paid by the Portfolio. The Money Market, High Yield and Income Portfolios, on the other hand, will not normally incur any brokerage commissions. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

     In placing orders for securities transactions, the Adviser and the Sub-advisor give primary consideration to obtaining the most favorable price and efficient execution. The Adviser and the Sub-advisor seek to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances.
The Adviser and the Sub-advisor may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in the Adviser's or Sub-advisor's opinion, to do so will further the goal of obtaining the best available execution.

     In connection with any securities transaction that involves a commission payment, the Adviser or the Sub-advisor negotiates the commission with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. When selecting a broker or dealer in connection with a transaction for any Portfolio, the Adviser or the Sub-advisor gives consideration to whether the broker or dealer has furnished the Adviser or the Sub-advisor with certain services, provided this does not jeopardize the objective of obtaining the best price and execution. These services, which include statistical and economic data and research reports on particular companies and industries, are services that brokerage houses customarily provide to institutional investors. The Adviser or the Sub-advisor uses these services in connection with all of its investment activities, and some of the data or services obtained in connection with the execution of transactions for a Portfolio may be used in managing other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data or service may be used by the Adviser or the Sub-advisor in providing investment management for the Fund. Although the Adviser's and the Sub-advisor's present policies are not to pay higher commissions on transactions in order to secure research and statistical services from brokers or dealers, the Adviser or the Sub-advisor might in the future pay higher commissions, but only with the prior concurrence of the Board of Directors of the Fund, if the Adviser or the Sub-advisor determines that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all of the services that the broker or dealer provides.

     The Adviser or the Sub-advisor may employ an affiliated broker to execute brokerage transactions on behalf of the Portfolios, as long as the Adviser or the Sub-advisor obtains a price and execution as favorable as that which would be available through the use of an unaffiliated broker, and no less favorable than the affiliated broker's contemporaneous charges to its other most favored, but unaffiliated, customers. The Fund may not engage in any transactions in which the Adviser or the Sub-advisor or their affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

     The Adviser or the Sub-advisor may enter into business transactions with brokers or dealers other than using them to execute Portfolio securities transactions for accounts the Adviser or the Sub-advisor manages.
These other transactions will not affect the Adviser's or the Sub-advisor's selection of brokers or dealers in connection with Portfolio transactions for the Fund.

                             BROKERAGE COMMISSIONS

During the last three fiscal years, the Fund paid the following brokerage fees:

                         12/31/96        12/31/95      12/31/94

Opportunity Growth
  Portfolio              $  353,407    $       --     $       --
World Growth Portfolio      441,571            --     $       --
Growth Portfolio          6,346,524     3,876,957      2,288,985
High Yield Portfolio         44,558        60,767         12,229
Income Portfolio             89,581        35,118         30,247
Money Market Portfolio           --            --             --

Of the brokerage fee amounts stated above, the following percentages were paid to firms which provided research, statistical, or other services to the Fund's Adviser or Sub-advisor in connection with the management of the Fund:

                            12/31/96     12/31/95      12/31/94

Opportunity Growth
  Portfolio                   0.30%           --            --
World Growth Portfolio        1.30%           --            --
Growth Portfolio              9.79%       10.21%         5.36%
High Yield Portfolio             --       19.00%         5.72%
Income Portfolio              4.78%        8.37%        11.46%
Money Market Portfolio           --          --            --


                 ROWE PRICE-FLEMING AFFILIATED TRANSACTIONS

     Subject to applicable SEC rules, as well as other regulatory requirements, the Sub-advisor of the World Growth Portfolio may allocate orders to brokers or dealers affiliated with the Sub-advisor. Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine and the Sub-advisor will report such allocations either to Lutheran Brotherhood, which will report such allocations to the Board of Directors, or, if requested, directly to the Board of Directors. For the fiscal period ended December 31, 1996, the Fund paid $10,997 to brokers or dealers affiliated with the Sub-advisor of the World Growth Portfolio.

                              CAPITAL STOCK

     The total number of shares of capital stock which the Fund has authority to issue is 2,000,000,000 shares of the par value of $.01 per share. All shares are divided into the following classes of capital stock, each class comprising the number of shares and having the designations indicated, subject, however, to the authority to increase and decrease the number of shares of any class granted to the Board of Directors:

                   Class                             Number of Shares

     Money Market Portfolio Capital Stock               400,000,000
     Income Portfolio Capital Stock                     400,000,000
     High Yield Portfolio Capital Stock                 200,000,000
     Growth Portfolio Capital Stock                     400,000,000
     Opportunity Growth Portfolio Capital Stock         200,000,000
     Mid Cap Growth Portfolio Capital Stock             200,000,000
     World Growth Portfolio Capital Stock               200,000,000

     Subject to any then applicable statutory requirements, the balance of any unassigned shares of the authorized capital stock may be issued in such classes, or in any new class or classes having such designations, such powers, preferences and rights as may be fixed and determined by the Board of Directors. In addition, and subject to any applicable statutory requirements, the Board of Directors has the authority to increase or decrease the number of shares of any class, but the number of shares of any class will not be decreased below the number of shares thereof then outstanding.

     The holder of each share of stock of the Fund shall be entitled to one vote for each full share and a fractional vote for each fractional share of stock, irrespective of the class, then standing in such holder's name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund will be voted in the aggregate and not by class except that (a) when otherwise expressly required by statutes or the Investment
Company Act of 1940 shares will be voted by individual class, (b) only shares of a particular Portfolio are entitled to vote on matters concerning only that Portfolio, and (c) fundamental objectives and restrictions may be changed, with respect to any Portfolio, if such change is approved by the holders of a majority (as defined under the Investment Company Act of 1940) of the outstanding shares of such Portfolio. No shareholder will have any cumulative voting rights.

     The shares of each class, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. The consideration received by the Fund for the sale of shares shall become part of the assets of the Portfolio to which the shares of the class relates. Each share will have a pro rate interest in the assets of the Portfolio to which the share relates and will have no interest in the assets of any other Portfolio.

     The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all classes of stock, the amount of such dividends and distributions and the payment of them being wholly in the discretion of the Board. Dividends or distributions on shares of any class of stock shall be paid only out of undistributed earnings or other lawfully available funds belonging to such class.

     Inasmuch as one goal of the Fund is to qualify as a Regulated
Investment Company under the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, and inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Fund, the Board of Directors has the power in its discretion to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient in the opinion of the Board to enable the Fund and each portfolio to qualify as a Regulated Investment Company and to avoid liability for Federal income tax in respect of that year.

     The assets belonging to any class of stock will be charged with the liabilities in respect to such class, and will also be charged with their share of the general liabilities of the Fund in proportion to the asset values of the respective classes.

                      DETERMINATION OF THE NET ASSET VALUE

     The net asset value of the shares of each Portfolio is determined once daily by the Adviser immediately after the declaration of dividends, if any, at 4:00 P.M., Eastern time, on each day during which the New York Stock
Exchange is open for business and on any other day in which there is a sufficient degree of trading in the Portfolio's portfolio securities such that the current net asset value of its shares might be materially. The net asset value per share of each Portfolio except the Money Market Portfolio is computed by adding the sum of the value of the securities held by that Portfolio plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of shares outstanding of that Portfolio at such time. Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

     In determining the net asset value of the Portfolios other than the Money Market Portfolio, securities will be valued at prices provided by an independent pricing service. Securities traded on national securities exchanges are generally valued at the last quoted sales price at the close of each business day. Securities traded on the over-the-counter market, securities listed on a national exchange for which no price is readily available or for which the available price is determined to not represent fair value, and securities or assets for which adequate market quotations are not readily available are valued at a price within the range of current bid and asked prices considered to best represent value under the circumstances as determined by the Adviser under the direction of the Board of Directors of the Fund. In determining fair value the Advisor may consider institutional trading in similar groups of securities, yield, quality, coupon rate, maturities, etc.

     The amortized cost accounting method of valuation will be used for short-term investments maturing in 60 days or less that are held by any of the Portfolios, other than the Money Market Portfolio.

     The net asset value of shares of the Money Market Portfolio will normally remain at $1.00 per share, because the net investment income of this Portfolio (including realized gains and losses on Portfolio holdings) will be declared as a dividend each time the Portfolio's net income is determined. If, in the view of the Board of Directors of the Fund, it is inadvisable to continue to maintain the net asset value of the Money Market
Portfolio at $1.00 per share, the Board reserves the right to alter the procedure. The Fund will notify shareholders of any such alteration.

     The Fund values all short-term debt obligations held in the Money
Market Portfolio on an amortized cost basis. This means that each obligation will be valued initially at its purchase price and thereafter by amortizing any discount or premium uniformly to maturity, regardless of the impact of fluctuating interest rates on the market value of the obligation. This highly practical method of valuation is in widespread use and almost always results in a value that is extremely close to the actual market value. As a result of the rule of the Securities and Exchange Commission that permits the use of amortized cost valuation for the Money Market Portfolio, it is the policy of the Fund that the Money Market Portfolio may not purchase any security with a remaining maturity of more than one year and must maintain a dollar-weighted average of portfolio maturity of 90 days or less. In the event of sizeable changes in interest rates, however, the value determined by this method may be higher or lower than the price that would be received if the obligation were sold. The Board of Directors has established procedures to determine whether, on these occasions, if any should occur, the deviation might be enough to affect the value of shares in the Money
Market Portfolio by more than 1/2 of one percent, and, if it does, an appropriate adjustment will be made in the value of the obligations.

                           CALCULATION OF PERFORMANCE

Money Market Portfolio

     The Prospectus contains information with respect to the yield and effective yield of a hypothetical pre-existing account having a balance of one Money Market Portfolio share at the beginning of a specified seven-day period. Such yield quotations have been calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share of the Portfolio at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the period return, and multiplying the period return by 365/7. The effective yield has been calculated by compounding the yield quotation for such period by adding 1 and raising the sum to a power equal to 365/7, and subtracting 1 from the result.

     This example illustrates the yield quotation for the Money Market
Portfolio for the seven-day period ended December 31, 1996:

     Value of hypothetical pre-existing account with
     exactly one share at the beginning of the period         $1.000000000

     Value of same account (excluding capital changes)
     at end of the seven-day period*                          $1.000981447

     Net change in account value                              $0.000981447

     Base Period Return
     Net change in account value divided by beginning
     account value =                                          0.000981447

     Annualized Current Yield [0.000981447 x (365/7)]               5.12%

     Effective Yield** [0.000981447 + 1)365/7 - 1                   5.25%

* This value includes the value of any additional shares purchased with dividends from the original share, and all dividends declared on both the original share and any such additional shares.

** This value may change to include shares purchased with dividends reinvested on a less frequent basis.

     The annualization of a seven-day average yield is not a representation of future actual yield.

Other Portfolios

     The Prospectus contains information with respect to yield quotations by Portfolios other than the Money Market Portfolio. These yield quotations are based on a 30-day (or one month) period computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, by setting yield equal to two times the difference between the sixth power of one plus the designated ratio and one, where the designated ratio is the difference between the net investment income earned during the period and the expenses accrued for the period (net of reimbursement) divided by the product of the average daily number of shares outstanding during the period and the maximum offering price per share on the last day of the period.

     The following example illustrates the annualized current yield calculation for the High Yield Portfolio for the 30-day base period ended
December 31, 1996:

     Dividends and interest earned by the High Yield
     Portfolio during the base period                     $8,817,516

     Expenses accrued for the base period                 $ (331,433)
                                                          $8,486,083     (A)

     Product of the maximum public offering price on
     the last day of the base period and the average
     daily number of shares outstanding during the
     base period that were entitled to receive
     dividends ($10.055407 x 101,138,431 shares) =        $1,016,988,087 (B)

     Quotient of dividends and interest earned minus
     expenses accrued divided by product of maximum
     public offering price multiplied by average
     shares outstanding (A divided by B) =                    0.00834433 (C)

     Adding one and raising total to the 6th power
     (C + 1)6 =                                                 1.051122 (D)

     Annualized current yield [2(D - 1) x 100] =                   10.22%


     The following example illustrates the annualized current yield calculation for the Income Portfolio for the 30-day base period ended
December 31, 1996:

     Dividends and interest earned by the Income
     Portfolio during the base period                        $4,647,674

     Expenses accrued for the base period                    $ (263,278)
                                                             $4,384,396  (A)

     Product of the maximum public offering price on
     the last day of the base period and the average
     daily number of shares outstanding during the
     base period that were entitled to receive
     dividends ($9.749323 x 81,944,795 shares) =            $798,906,275 (B)

     Quotient of dividends and interest earned minus
     expenses accrued divided by product of maximum
     public offering price multiplied by average
     shares outstanding (A divided by B) =                    0.00548800 (C)

     Adding one and raising total to the 6th power
     (C + 1)6 =                                                 1.033383 (D)

     Annualized current yield [2(D - 1) x 100] =                   6.68%

     Annualized current yield of any specific base period is not a representation of future actual yield.

     The Prospectus contains information with respect to performance data for the Portfolios of the Fund. Such performance data includes average annual total return quotations for the 1, 5 and 10-year periods (or such shorter time period during which the Portfolios have been offered) ended on the date of the most recent balance sheet of the Fund included in the Prospectus or Statement of Additional Information, computed by finding the average annual compounded rates of return over the 1, 5 and 10-year periods
(or such shorter time period during which the Portfolios have been offered) that would equate the initial amount invested to the ending redeemable value, by equating the ending redeemable value to the product of a hypothetical initial payment of $1,000, and one plus the average annual total return raised to a power equal to the applicable number of years.

     Such performance data assumes that any applicable charges have been deducted from the initial $1,000 payment and includes all recurring fees that are charged to the Fund's shareholders.

     Average annual total return for any specific period is not a representation of future actual results. Average annual total return assumes a steady rate of growth. Actual performance fluctuates and will vary from the quoted results for periods of time within the quoted periods.

     The following example illustrates the average annual total return for the Opportunity Growth Portfolio from the date of inception through December
31, 1996:

     Hypothetical $1,000 initial investment on
     January 18, 1996                                              $1,000

     Ending redeemable value of the investment on
     December 31, 1996                                              1,192

     Total return for the period is the difference
     between the ending redeemable value and the
     hypothetical $1,000 initial investment divided by
     the hypothetical $1,000 initial investment; the
     result is expressed in terms of a percentage (For
     example, 2 equals 200%)                                       19.17%


     The following example illustrates the average annual total return for the World Growth Portfolio from the date of inception through December 31, 1996:

     Hypothetical $1,000 initial investment on
     January 18, 1996                                              $1,000

     Ending redeemable value of the investment on
     December 31, 1996                                              1,104

     Total return for the period is the difference
     between the ending redeemable value and the
     hypothetical $1,000 initial investment divided by
     the hypothetical $1,000 initial investment; the
     result is expressed in terms of a percentage (For
     example, 2 equals 200%)                                      10.41%


     The following example illustrates the average annual total return for the Growth Portfolio from the date of inception through December 31, 1996:

     Hypothetical $1,000 initial investment on
     January 9, 1987                                               $1,000

     Ending redeemable value of the investment on
     December 31, 1996                                              3,248

     Total return for the period is the difference
     between the ending redeemable value and the
     hypothetical $1,000 initial investment divided by
     the hypothetical $1,000 initial investment; the
     result is expressed in terms of a percentage (For
     example, 2 equals 200%)                                       224.76%

     Average annual total return from inception
     through December 31, 1996 is the sum of the total
     return calculated above plus one; such sum is
     raised to the power of 1/n where n is expressed
     as nine years and 356 days; the result is
     reduced by one and is expressed in terms of a
     percentage (For example, 0.2 equals 20%)                      12.52%

     The following example illustrates the average annual total return for the High Yield Portfolio from the date of inception through December 31, 1996:

     Hypothetical $1,000 initial investment on
     November 2, 1987                                              $1,000

     Ending redeemable value of the investment on
     December 31, 1996                                              3,009

     Total return for the period is the difference
     between the ending redeemable value and the
     hypothetical $1,000 initial investment divided by
     the hypothetical $1,000 initial investment; the
     result is expressed in terms of a percentage (For
     example, 2 equals 200%)                                       200.89%

     Average annual total return from inception
     through December 31, 1996 is the sum of the total
     return calculated above plus one; such sum is
     raised to the power of 1/n where n is expressed
     as nine years and 59 days; the result is reduced
     by one and is expressed in terms of a percentage
     (For example, 0.2 equals 20%)                                  12.76%

     The following example illustrates the average annual total return for the Income Portfolio from the date of inception through December 31, 1996:

     Hypothetical $1,000 initial investment on
     January 9, 1987                                                $1,000

     Ending redeemable value of the investment on
     December 31, 1996                                               2,216

     Total return for the period is the difference
     between the ending redeemable value and the
     hypothetical $1,000 initial investment divided by
     the hypothetical $1,000 initial investment; the
     result is expressed in terms of a percentage (For
     example, 2 equals 200%)                                       121.65%

     Average annual total return from inception
     through December 31, 1996 is the sum of the total
     return calculated above plus one; such sum is
     raised to the power of 1/n where n is expressed
     as nine years and 356 days; the result is
     reduced by one and is expressed in terms of a
     percentage (For example, 0.2 equals 20%)                        8.30%

     The following example illustrates the average annual total return for the Money Market Portfolio from the date of inception through December 31, 1996:

     Hypothetical $1,000 initial investment on January
     9, 1987                                                        $1,000

     Ending redeemable value of the investment on
     December 31, 1996                                               1,750

     Total return for the period is the difference
     between the ending redeemable value and the
     hypothetical $1,000 initial investment divided by
     the hypothetical $1,000 initial investment; the
     result is expressed in terms of a percentage (For
     example, 2 equals 200%)                                        75.04%

     Average annual total return from inception
     through December 31, 1996 is the sum of the total
     return calculated above plus one; such sum is
     raised to the power of 1/n where n is expressed
     as nine years and 356 days; the result is
     reduced by one and is expressed in terms of a
     percentage (For example, 0.2 equals 20%)                        5.77%


                               TAX STATUS

     The Fund intends to qualify as a Regulated Investment Company under certain provisions of the Internal Revenue Code of 1986, as amended, (the
"Code"). Under such provisions, the Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to the Account. Generally, each of the Portfolios will be treated as a separate corporation for Federal income tax purposes.
This means that the investment results of each Portfolio will determine whether the Portfolio qualifies as a Regulated Investment Company and will determine the net ordinary income (or loss) and net realized capital gains
(or losses) of the Portfolio. To qualify for treatment as a Regulated
Investment Company, each Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest
(including tax-exempt interest) and gains from the sale or other disposition of securities, and must derive less than 30% of its gross income in each taxable year from the sale or disposition of securities held for less than three months. At least 50% of its assets quarterly must be in cash items or "other securities". "Other securities" cannot include securities of one issuer greater in value than 5% of total Portfolio assets nor represent more than 10% of the voting power of the issuer. Not more than 25% in value of the Portfolio's assets quarterly can be invested in securities (excluding governments) of any one issuer (including affiliates).

     The Fund intends to distribute as dividends substantially all the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of each Portfolio, other than the Money Market Portfolio, will consist of all payments of dividends (other than stock dividends) or interest received by such Portfolio less the estimated expenses of such Portfolio (including fees payable to the Adviser). Net investment income of the Money Market Portfolio consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) plus or minus all realized gains and losses, (iii) less the expenses of the Portfolio (including the fees payable to the Adviser).

     Dividends on the Income Portfolio, the High Yield Portfolio and Money
Market Portfolio will be declared and reinvested daily in additional full and fractional shares of the Portfolio. Shares will begin accruing dividends on the day following the date on which they are issued. Dividends from investment income of the Growth Portfolio will be declared and reinvested in additional full and fractional shares quarterly, although the Fund may make distribution more frequently. Dividends from investment income of the Opportunity Growth Portfolio, Mid Cap Growth Portfolio and the World Growth
Portfolio will be declared and reinvested in additional full and fractional shares annually, although the Fund may make distribution more frequently.

     The Fund will also declare and distribute annually all net realized capital gains of each Portfolio, other than short-term gains of the Money
Market Portfolio which are declared as dividends daily.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative actions.

                            ADDITIONAL INFORMATION

     The Prospectus of the Fund and this Statement of Additional Information do not contain all information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange
Commission in Washington, D.C.

     Statements contained in the Prospectus and this Statement of Additional
Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.


                     REPORT OF INDEPENDENT ACCOUNTANTS
                         AND FINANCIAL STATEMENTS



The Report of Independent Accountants and financial statement included in the Annual Report to Shareholders for the fiscal year ended December 31,
1996 of the Fund are a separate report furnished with this Statement of
Additional Information and are incorporated herein by reference.   In
addition, the unaudited financial statements included in the Semi-Annual
Report to Shareholders for the period ended June 30, 1997 of the Fund are a separate report furnished with this Statement of Additional Information are incorporated herein by reference.


Sai8.doc

                            LB SERIES FUND, INC.

                                    PART C
                             OTHER INFORMATION
                             -----------------

Item 24.  Financial Statements and Exhibits
-------------------------------------------
(a)        Financial Statements
   (1)     Part A:  Financial Highlights for Growth Portfolio, Income
                    Portfolio, High Yield Portfolio, Money Market
                    Portfolio, Opportunity Growth Portfolio and World Growth
                    Portfolio  (*)
   (2)     Part B:  Financial Statements for Growth Portfolio, Income
                    Portfolio, High Yield Portfolio, Money Market
                    Portfolio, Opportunity Growth Portfolio and World Growth
                    Portfolio (*)

(b)        Exhibits

   (1)     Articles of Incorporation of the Registrant  (1),(4),(7)
   (2)     By-Laws of the Registrant  (1),(5), (11)
   (3)     Not applicable
   (4)     Not applicable
   (5)(a)  Investment Advisory Contract between the Registrant and Lutheran Brotherhood Research Corp.  (1),(2)
   (5)(b)  Investment Advisory Contract between the Registrant and Lutheran Brotherhood.  (7)
   (5)(c)  Form of Sub-Advisory Agreement between Lutheran Brotherhood, the Registrant and Rowe Price-Fleming International, Inc. (9)
   (5)(d)  Form of Investment Advisory Contract between the Registrant and Lutheran Brotherhood.  (11)
   (6)(a)  Distribution Agreement between the Registrant and
           Lutheran Brotherhood Securities Corp.  (2)
   (7)     Not applicable
   (8)(a)  Custodian Contract between the Registrant and State
           Street Bank and Trust Company  (2),(3)
   (8)(b)  Transfer Agency Agreement between the Registrant and
           State Street Bank and Trust Company  (2),(3)
   (8)(c)  Amendment to Custodian Contract dated February 1, 1989  (9)
   (8)(d)  Amendment to Custodian Contract dated January 11, 1990  (9)
   (8)(e)  Amendment to Custodian Contract  (9)
   (8)(f)  Letter Agreement between the Registrant and State Street
           Bank and Trust Company (10)
   (8)(g)  Form of Letter Agreement between the Registrant and State Street
           Bank and Trust Company (11)
   (9)     Not applicable
   (10)(a) Opinion and consent of counsel  (9)
   (10)(b) Opinion and consent of counsel  (11)
   (11)    Consent of independent accountants (*)
   (12)    Not applicable
   (13)(a) Letter from Lutheran Brotherhood Variable Insurance Products
           Company ("LBVIP")with respect to providing initial capital.  (1)
   (13)(b) Letter from Lutheran Brotherhood with respect to
           providing initial capital Letter with respect to the Opportunity
           Growth Portfolio and the World Growth Portfolio.  (9)
   (13)(c) Letter from Lutheran Brotherhood with respect to
           providing initial capital Letter with respect to the Opportunity
           Growth Portfolio (10)
   (13)(d) Letter from Lutheran Brotherhood with respect to providing initial capital Letter with respect to the World Growth
           Portfolio (10)
   (13)(e) Letter from Lutheran Brotherhood Variable Insurance Products
           Company with respect to providing initial capital Letter
           with respect to the Opportunity Growth Portfolio (10)
   (13)(f) Letter from Lutheran Brotherhood Variable Insurance Products
           Company with respect to providing initial capital Letter
           with respect to the World Growth Portfolio (10)
   (13)(g) Letter from Lutheran Brotherhood with respect to providing initial capital Letter with respect to the Mid Cap Growth
           Portfolio (11)
   (13)(h) Form of Letter from Lutheran Brotherhood Variable Insurance
           Products Company with respect to providing initial capital Letter with respect to the Mid Cap Growth Portfolio (11)
   (14)    Not applicable
   (15)    Not applicable
   (16)    Schedule of computation of performance data provided in response to Item 22 of this Registration Statement  (6)
           (i)    Total Return -- Growth Portfolio
           (ii)   Current Yield -- Income Portfolio
           (iii)  Current Yield -- Money Market Portfolio
   (17)    Financial Data Schedules(*)
   (18)(a) Reimbursement Agreement between the Registrant and LBVIP.  (3)
   (18)(b) Powers of Attorney for Rolf F. Bjelland, Wade M. Voigt, Charles
           W. Arnason, Herbert F. Eggerding, Jr. and Ruth E. Randall.  (8)
   (18)(c) Power of Attorney for Bruce J. Nicholson  (9)
   (18)(d) Power of Attorney for Noel K. Estenson (11)

Filed as part of the Registration Statement as noted below and incorporated herein by reference:

     Footnote
     Reference     Securities Act of 1933 Amendment          Date Filed
     ---------     --------------------------------          ----------
        (1)        Initial Registration Statement          March 3, 1986
        (2)        Pre-effective Amendment No. 1           July 26, 1986
        (3)        Pre-effective Amendment No. 2           December 23, 1986
        (4)        Post-effective Amendment No. 3          March 3, 1988
        (5)        Post-effective Amendment No. 6          March 2, 1990
        (6)        Post-effective Amendment No. 7          May 1, 1990
        (7)        Post-effective Amendment No. 11         March 1, 1994
        (8)        Post-effective Amendment No. 12         April 28, 1994
        (9)        Post-effective Amendment No. 14         November 1, 1995
        (10)       Post-effective Amendment No. 15         January 17, 1996
        (11)       Post-effective Amendment No. 18         November 12, 1997
        (*)        Filed herewith

Item 25. Persons Controlled by or under Common Control with Registrant
----------------------------------------------------------------------
     None.

     LBVIP, a Minnesota stock life insurance company, has purchased shares of Common Stock of Registrant for the purpose of providing the initial capital of Registrant.

     LBVIP is an indirect subsidiary of Lutheran Brotherhood, a fraternal benefit society founded under the laws of the State of Minnesota.
     Lutheran Brotherhood's other direct and indirect subsidiaries are Lutheran Brotherhood Financial Corporation, a Minnesota corporation, and the Adviser and Lutheran Brotherhood Securities Corp., both of which are Pennsylvania corporations.

Item 26. Number of Holders of Securities
----------------------------------------
     As of October 31, 1996 the numbers of record holders of shares of the
     Registrant was as follows:

         (1)                                         (2)
     Title of Class                         Number of Record Holders

     Money Market Portfolio Capital Stock           Two

     Income Portfolio Capital Stock                 Two

     Growth Portfolio Capital Stock                 Two

     High Yield Portfolio Capital Stock             Two

     Opportunity Growth Portfolio Capital Stock     Two

     World Growth Portfolio Capital Stock           Two


Item 27. Indemnification
------------------------

Filed as part of the initial Registration Statement filed on March 3, 1986, and incorporated herein by reference.

Item 28. Business and Other Connections of Investment Adviser
-------------------------------------------------------------

     The Adviser has been engaged in the management of its own investment portfolio since 1917, and has been a registered investment adviser since
1989.  The Adviser's own assets were approximately $11.8 billion on December
31, 1996. The Adviser also has owned a subsidiary investment advisory company since 1970 that acts as investment adviser to six registered investment companies with combined net assets of approximately $3.7 billion at December 31, 1996.

     The directors and officers of the Adviser are listed below, together with their principal occupations during the past two years. (Their titles may have varied during that period.)


Directors:
Robert O. Blomquist, Chairman and Director of Lutheran Brotherhood;
     Formerly Chief Credit Officer and Executive Vice President, Integra
     Financial Corp., Four PPG Place, Pittsburgh, PA.

Richard W. Duesenberg, Director;
     Formerly Senior Vice President, General Counsel and Secretary of
     Monsanto Company, St. Louis, MO.

Robert P. Gandrud, President and Director of Lutheran Brotherhood.

Bobby I. Griffin; Director
     Executive Vice President of Medtronic, Inc.; President, Medtronic
     Pacing Business, Fridley, MN.

William R. Halling, Director;
     Formerly Partner of Peat, Marwick, Main & Co.

James M. Hushagen, Director
     Attorney-at-Law, Puyallup, Washington.

Herbert D. Ihle, Director;
     Formerly President of Diversified Financial Consultants, Marco Island,
     FL and Eden Prarie, MN.

Richard C. Kessler, Director;
     President of the Kessler Enterprise, Inc., 12205 Apopka Vineland Road,
     Orlando, FL.

Judith K. Larson, Director;
     Vice President of Dataquest, San Jose, CA.

Luther S. Luedtke, Director
     President, California Lutheran University, Thousand Oaks, California

John P. McDaniel, Director;
     President and Chief Executive Officer of Medlantic Healthcare Group,
     100 Irving Street N.W., Washington, DC.

Mary Ellen H. Schmider, Director;
     Formerly Dean of Graduate Studies - Coordinator of Grants, Moorhead
     State University,  Moorhead, MN.

Russel M. Smith, Director;
     President of Rockport Consultants, P.O. Box 2264, Rockport, TX;
     formerly General Agent and Vice President of Lutheran Brotherhood.

Officers:

Robert P. Gandrud, President and Chief Executive Officer
Bruce J. Nicholson, Executive Vice President and Chief Operating Officer
David W. Angstadt, Executive Vice President and Chief Marketing Officer
Rolf F. Bjelland, Executive Vice President
Paul R. Ramseth, Executive Vice President
William H. Reichwald, Executive Vice President
David J. Larson, Senior Vice President, Secretary and General Counsel
David K. Stewart, Vice President and Treasurer
Edward A. Lindell, Senior Vice President
Michael E. Loken, Senior Vice President
James R. Olson, Senior Vice President
Jennifer H. Smith, Senior Vice President
Jerald E. Sourdiff, Senior Vice President
Mary M. Abbey, Vice President
Galen R. Becklin, Vice President
Larry A. Borlaug, Vice President
Collen Both, Vice President
J. Keith Both, Vice President
Randall L. Boushek, Vice President
Michael R. Braun, Vice President
David J. Christianson, Vice President
Craig R. Darrington, Vice President
Pamela H. Desnick, Vice President
Mitchell F. Felchle, Vice President
Charles E. Heeren, Vice President
Wayne A. Hellbusch, Vice President
Otis F. Hilbert, Vice President
Gary J. Kallsen, Vice President
Fred O. Konrath, Vice President
Douglas B. Miller, Vice President
C. Theodore Molen, Vice President
Susan Oberman Smith, Vice President
Kay J. Owen, Vice President
Dennis K. Peterson, Vice President
Bruce M. Piltingsrud, Vice President
Richard B. Ruckdashel, Vice President
Rolf H. Running, Vice President
Lynette J.C. Stertz, Vice President
John O. Swanson, Vice President
Louise K. Thoreson, Vice President
James M. Walline, Vice President
Daniel G. Walseth, Vice President
Anita J. T. Young, Vice President


     Except where noted otherwise, the business address of each of the above directors and officers employed by Lutheran Brotherhood is 625 Fourth Avenue
South, Minneapolis, Minnesota 55415.

The business and other connections of the officers and directors of Rowe
Price-Fleming International, Inc. ("Sub-advisor") are set forth in the Form
ADV of Sub-advisor currently on file with the Securities and Exchange
Commission (File No. 801-14713)

Item 29. Principal Underwriters
-------------------------------

Not Applicable

Item 30. Location of Accounts and Records
-----------------------------------------

     The Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b), and 31a-2(a) under the Investment Company
Act of 1940 at its principal executive offices at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 under the Investment Company Act of 1940 by the Registrant's transfer agent or custodian at the following locations:

            Name                                      Address
            ----                                      -------
Lutheran Brotherhood Securities Corp.        625 Fourth Avenue South
                                             Minneapolis, Minnesota  55415

Norwest Bank Minnesota, N.A.                 Sixth and Marquette Avenue
                                             Minneapolis, Minnesota  55402

State Street Bank and Trust Company          225 Franklin Street
                                             Boston, Massachusetts  02110

Item 31. Management Services
----------------------------
     Not Applicable.

Item 32. Undertakings
---------------------

1. The Registrant includes in its Annual Report to Shareholder a discussion of Portfolio performance as required by Item 5A of this Form and incorporates such discussion in this Amended Registration Statement on Form
N-1A by reference.  The Registrant hereby undertakes to make such Annual
Report to Shareholders available without charge to anyone so requesting it, and further undertakes to make such fact know by including in its Prospectus a statement to that effect.

2. The Registrant hereby undertakes to file a post-effective amendment to its registration for the purposes of filing updated financial statements with respect to the Opportunity Growth Portfolio and the World Growth
Portfolio (which need not be audited) within the time limit specified by
Item 32(b) of Form N-1A.

partc7.doc


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Minneapolis and State of Minnesota, on the 30th day of January, 1998.

                                      LB SERIES FUND, INC.

                                      By:  /s/ Randall L. Wetherille
                                           -------------------------
                                           Randall L. Wetherille,
                                           Assistant Secretary


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this amendment to Registration Statement has been signed below on the 30th day of January, 1998, by the following persons in the capacities indicated:



     Signature                  Title                          Date

     *                    Director and President           January 30, 1998
------------------------  (Principal Executive Officer)
Rolf F. Bjelland


     *                    Treasurer                        January 30, 1998
------------------------  (Principal Financial and
Wade M. Voigt             Accounting Officer)


     *                    Director                         January 30, 1998
------------------------
Charles W. Arnason


     *                    Director                         January 30, 1998
-------------------------
Herbert F. Eggerding, Jr.


     *                   Director                          January 30, 1998
-------------------------
Noel K. Estenson


     *                    Director                         January 30, 1998
------------------------
Bruce J. Nicholson


     *                    Director                         January 30, 1998
------------------------
Ruth E. Randall

                                      By:  /s/ Randall L. Wetherille
                                           -------------------------
                                          Randall L. Wetherille,
                                          Attorney-in-Fact under Powers
                                          of Attorney incorporated by
                                          reference from Post-Effective
                                          Amendment Nos. 12, 15, and 18.

sign(b)



